OCTOBER 31, 2002





ANNUAL REPORT





INVESCO GLOBAL & INTERNATIONAL FUNDS, INC.

EUROPEAN FUND
INTERNATIONAL BLUE CHIP VALUE FUND

"...INVESTORS CONTINUED TO ROTATE INTO INVESTMENTS BELIEVED TO BE RELATIVLEY STABLE, A TREND THAT BENEFITED THE COMPANIES...WE FAVOR."
SEE PAGE 6



[INVESCO ICON] INVESCO(R)

[PHOTOGRAPH OF MARK H. WILLIAMSON OMITTED]

THINK GLOBALLY -- EVEN IN AN ENVIRONMENT WHERE IT'S TOUGH ALL OVER

FELLOW SHAREHOLDER:

In looking back over the past year, you may be disappointed that international stocks performed only slightly better than their U.S. counterparts. For the 12 months ended October 31, 2002, the MSCI-EAFE Index lost 12.93% while the S&P 500 Index declined 15.10%.*

Does this mean international investing no longer provides the diversification investors are seeking? Hardly. Although markets have been tough all over, this is no reason to abandon your diversification plan. If anything, now is the time to adhere to it with more resolve than ever.

When it comes to investing for the long term, it can be tempting to second-guess yourself precisely when you shouldn't. After all, we diversify to prepare for what we cannot predict -- and this truism hasn't changed. Just because international stocks (as measured by the MSCI-EAFE Index) declined along with U.S. stocks this past fiscal year doesn't mean they'll do so going forward.

Furthermore, some areas have suffered from the global recession less than others. No investor enjoys seeing portfolio declines, regardless of the circumstances. However, there are always winners -- both absolute and relative -- in an investment universe that knows no borders. For example, INVESCO International Blue Chip Value Fund managed to outperform its benchmark as well as the S&P 500 Index by a healthy margin. You can read more about the fund's performance and investment strategy beginning on page six.

Inside, you'll also find an interview with Portfolio Manager Erik Granade, in which he discusses the benefits of international investing in more detail, explaining why he believes that global diversification continues to be important in all market environments. It's a refresher that could help all of us stay on track with our long-term investment plan through these challenging times.

Sincerely,

/s/Mark H. Williamson
---------------------
Mark H. Williamson

Chairman and CEO, INVESCO Funds Group, Inc.

*PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE S&P 500 INDEX IS AN UNMANAGED INDEX OF THE 500 LARGEST COMMON STOCKS (IN TERMS OF MARKET VALUE), WEIGHTED BY MARKET CAPITALIZATION AND CONSIDERED REPRESENTATIVE OF THE BROAD STOCK MARKET. THE MSCI-EAFE INDEX IS AN UNMANAGED INDEX REPRESENTING THE DEVELOPED MARKETS OUTSIDE OF NORTH AMERICA: EUROPE, AUSTRALASIA, AND THE FAR EAST. THESE INDEXES ARE NOT MANAGED; THEREFORE, THEIR PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH MUTUAL FUNDS,
INCLUDING FRONT-END SALES CHARGES AND CDSC FEES. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

"...ON AVERAGE, INTERNATIONAL STOCKS ARE CHEAPER THAN U.S. STOCKS BY ALMOST EVERY VALUATION MEASURE."

-- PAGE 9

TABLE OF CONTENTS

LETTER FROM THE CHAIRMAN............................................1
FUND REPORTS........................................................3
AN INTERVIEW WITH ERIK GRANADE......................................9
MARKET HEADLINES...................................................11
INVESTMENT HOLDINGS................................................13
FINANCIAL STATEMENTS...............................................21
NOTES TO FINANCIAL STATEMENTS......................................26
FINANCIAL HIGHLIGHTS...............................................32
OTHER INFORMATION..................................................39

                                           INVESCO GLOBAL & INTERNATIONAL FUNDS, INC.
                                               TOTAL RETURN, PERIODS ENDED 4/30/02*


                                                                                                                         Manager's
                                                                 Cumulative                            10 years+ or         Report
Fund (Inception)                                                  6 months     1 year   5 years+    Since Inception**       Page #
----------------------------------------------------------------------------------------------------------------------------------
EUROPEAN FUND-CLASS A
(WITH SALES CHARGE) (4/02)                                         (27.21%)      N/A      N/A           (35.00%)**^           3
----------------------------------------------------------------------------------------------------------------------------------
EUROPEAN FUND-CLASS B
(WITH CDSC) (4/02)                                                 (29.98%)      N/A      N/A           (34.16%)**^           3
----------------------------------------------------------------------------------------------------------------------------------
EUROPEAN FUND-CLASS C
(WITH CDSC) (2/00)                                                 (26.72%)    (30.92%)   N/A           (38.08%)**+           3
----------------------------------------------------------------------------------------------------------------------------------
EUROPEAN FUND-CLASS K (12/00)                                      (24.90%)    (28.04%)   N/A           (36.66%)**+           3
----------------------------------------------------------------------------------------------------------------------------------
EUROPEAN FUND-INVESTOR CLASS (6/86)                                (24.68%)    (27.74%)  (7.84%)          3.42%               3
----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL BLUE CHIP
VALUE FUND-CLASS A (WITH SALES CHARGE) (4/02)                      (24.56%)      N/A      N/A           (22.89%)**^           6
----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL BLUE CHIP
VALUE FUND-CLASS B (WITH CDSC) (4/02)                              (25.46%)      N/A      N/A           (23.42%)**^           6
----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL BLUE CHIP
VALUE FUND-CLASS C (WITH CDSC) (2/00)                              (21.53%)    (12.17%)   N/A           (14.67%)**+           6
----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL BLUE CHIP
VALUE FUND-INVESTOR CLASS (10/98)                                  (20.11%)    (10.04%)   N/A            (4.54%)**+           6
----------------------------------------------------------------------------------------------------------------------------------

*PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE FUNDS' CLASS A PERFORMANCE REFLECTS THE MAXIMUM SALES CHARGE OF 5.50%. THE FUNDS' CLASS B AND CLASS C PERFORMANCE REFLECTS THE DEDUCTION OF THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR THE PERIODS SHOWN. THE CDSC ON CLASS B SHARES DECLINES FROM 5% BEGINNING AT THE TIME OF PURCHASE TO 0% AT THE BEGINNING OF THE SEVENTH YEAR. THE CDSC OF CLASS C SHARES IS 1% FOR THE FIRST 13 MONTHS AFTER PURCHASE. THE PERFORMANCE OF THE FUND'S INVESTOR CLASS, CLASS A, CLASS B, CLASS C AND CLASS K SHARES WILL DIFFER DUE TO THE DIFFERENT SALES CHARGE STRUCTURES AND EXPENSES. INVESTOR CLASS SHARES ARE CLOSED TO NEW INVESTORS AND ARE OFFERED TO INVESTORS GRANDFATHERED AS OF APRIL 1, 2002.

+AVERAGE ANNUALIZED

**FOR FUNDS OR SHARE CLASSES INTRODUCED MORE RECENTLY


^NOT ANNUALIZED

FOREIGN INVESTMENTS ENTAIL SPECIAL RISKS, INCLUDING CURRENCY EXCHANGE RATE FLUCTUATIONS, AS WELL AS DIFFERENCES IN SECURITIES REGULATION AND ACCOUNTING PRACTICES.

PERFORMANCE INFORMATION PROVIDED IN THIS REPORT DOES NOT REFLECT THE DEDUCTION OF TAXES SHAREHOLDERS PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES.

THE INDUSTRIES AND/OR SECTORS USED FOR PORTFOLIO SECURITIES CLASSIFICATION THAT MAY BE USED THROUGHOUT THIS REPORT ARE THE GLOBAL INDUSTRY CLASSIFICATION STANDARD WHICH WAS DEVELOPED BY AND IS THE EXCLUSIVE PROPERTY AND A SERVICE MARK OF MORGAN STANLEY CAPITAL INTERNATIONAL INC. AND STANDARD & POOR'S.

YOUR FUND'S REPORT

EUROPEAN FUND

FUND PERFORMANCE

DEAR SHAREHOLDER:

During the 12 months ended October 31, 2002, European markets struggled under a cloud of uncertainty. Initially, economic conditions appeared to be improving, with business expectations -- as measured by the German IFO Index, a key indicator of the business climate in Europe's largest economy -- trending higher for the first five months of the period. Healthy consumer demand, the euro's relative strength against the dollar, and benign inflation were additional positives supporting the notion that the groundwork for a gradual recovery was being laid.

However,  as  the  period  progressed,   more  negative  factors  darkened  this
perspective. As in the U.S., depressed capital spending, increasingly weak economic data, disappointing corporate earnings, and flagging consumer confidence confronted European stocks in the fund's second and third fiscal quarters. Weak investor sentiment was exacerbated by reports of accounting malfeasance in the U.S., the possibility of a U.S./Iraqi war, and severe flooding in August, which caused great damage in Eastern Germany, the Czech Republic, and parts of Austria.

--------------------------------------------------------------------------------
                                EUROPEAN FUND --
                          TOP 10 COMMON STOCK HOLDINGS
                      % OF TOTAL NET ASSETS AS OF 10/31/02
--------------------------------------------------------------------------------

Nokia Oyj.......................................4.35%
Vodafone Group PLC..............................3.43%
Nestle SA.......................................2.81%
Novartis AG.....................................2.72%
BP PLC .........................................2.71%
Aventis SA .....................................2.42%
British Sky Broadcasting Group PLC..............2.29%
HSBC Holdings PLC ..............................2.27%
GlaxoSmithKline PLC ............................2.02%
Shell Transport & Trading PLC...................1.99%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

In October, the final month of the period, stocks bounced back somewhat as investors sought to take advantage of low valuations. But this rebound was not nearly enough to reverse the losses posted earlier in the year, and European Fund-Investor Class finished the 12-month period ended October 31, 2002, down by 27.74%. In comparison, the MSCI-Europe Index declined 13.59% during the same period. (Of course, past performance is not a guarantee of future results.)(1),(2) For performance of other share classes, please see page 2.

CONSUMER DISCRETIONARY, HEALTH CARE HOLDINGS OUTPERFORM

In a market environment rife with obstacles, there were few areas of strength. The fund's holdings in the consumer discretionary and health care sectors outperformed both the broad market and their counterparts in the index. Specifically, a number of stocks from the auto industry posted impressive gains, bolstered by solid consumer spending as well as abundant interest-free and low-cost credit. Porsche AG was a particularly effective stock for us. The company began the period by announcing annual pre-tax profits of $592 million in November 2001 -- an impressive figure that surpassed analysts' original expectations. Subsequent strong sales and the release of a new Porsche sport utility vehicle sustained the stock's performance as the period progressed.

In health care, some of our pharmaceutical holdings faced patent expirations, Food and Drug Administration (FDA) roadblocks, and research disappointments. Even so, the fund's health care holdings managed to outperform, thanks in part to a strong showing from Swiss drug manufacturer Novartis AG. As a generic producer, Novartis was invulnerable to the patent problems other drug companies faced and reported solid earnings throughout the year. Another outperformer from the health care sector was corrective lens manufacturer Essilor International SA, which experienced strong sales growth.

FUND'S POSITIONING TAKES A TOLL

The sectors that performed best over the past year tended to be areas of the market that are less appealing to long-term growth investors like us. Most conspicuously, consumer staples stocks moved higher. Similarly, energy and basic materials stocks were favored -- no surprise, given investors' bearish mood and appetite for more defensive investments. By maintaining underweight positions in all three of these sectors, we were unable to capitalize on this trend, and the fund's performance suffered as a result.

At the same time, those higher-risk/higher-reward sectors known for their growth potential -- and therefore emphasized in a growth fund like ours -- fell prey to the stingy European economy. The technology sector was the hardest-hit. Unfortunately, even tech companies with healthy earnings could not overcome the negative sentiment generated by the poor near-term outlook for the sector. For example, Nokia Oyj, a key position in the fund, announced solid second- and third-quarter earnings, while continuing to roll out appealing new products. The company's latest offering, a phone with a built-in camera, has been well received by consumers. However, given the dismal market environment, it may take time for Nokia to flourish again, and the stock detracted from the fund's overall performance.

PIE CHART:  EUROPEAN FUND
            COUNTRY BREAKDOWN
            AS OF 10/31/02

            [PIE CHART]

            % OF TOTAL NET ASSETS
            United Kingdom..............31.65%
            France......................17.58%
            Switzerland.................11.29%
            Spain........................7.12%
            Netherlands..................6.37%
            Germany......................6.28%
            Finland......................4.35%
            Italy........................3.58%
            Sweden.......................2.71%
            Denmark......................1.87%
            Norway.......................0.94%
            Ireland......................0.73%
            Belgium......................0.52%
            Net Cash &
            Cash Equivalents.............5.01%

LINE GRAPH:  INVESCO EUROPEAN FUND-INVESTOR CLASS GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO European Fund-Investor Class to the value of a $10,000 investment in the MSCI-Europe Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the ten-year period ended 10/31/02.

      INVESCO EUROPEAN FUND-INVESTOR CLASS      MSCI-EUROPE INDEX(2)

10/92 $10,000                                   $10,000
10/93 $12,178                                   $12,619
10/94 $13,084                                   $14,089
10/95 $14,448                                   $16,017
10/96 $17,839                                   $18,891
10/97 $21,063                                   $23,879
10/98 $26,311                                   $29,471
10/99 $29,636                                   $33,258
10/00 $36,180                                   $33,661
10/01 $19,376                                   $26,067
10/02 $14,002                                   $22,524

FUND MANAGEMENT

TEAM MANAGED

[PHOTOGRAPH OF DOMINIC WALLINGTON OMITTED]

DOMINIC WALLINGTON

DOMINIC WALLINGTON LEADS THE TEAM MANAGING INVESCO EUROPEAN FUND. HE RECEIVED A MASTER'S DEGREE IN FINANCE AND INVESTMENT FROM EXETER UNIVERSITY AND A BA (HONS) IN FINANCIAL SERVICES FROM BOURNEMOUTH POLYTECHNIC. MR. WALLINGTON JOINED INVESCO PLC IN 2000 AS A PORTFOLIO MANAGER ON THE EUROPEAN TEAM, WITH PARTICULAR FOCUS ON U.K. PENSION FUND MANDATES. PRIOR TO JOINING INVESCO, HE WAS A PORTFOLIO MANAGER RUNNING THE U.K. INCOME AND SMALLER COMPANIES UNIT TRUSTS AND A NUMBER OF SPECIALIST MANDATES FOR CREDIT SUISSE ASSET MANAGEMENT.

NEW MANAGEMENT TEAM ADHERES TO GROWTH PHILOSOPHY

Although a new management team now heads the fund, its growth-oriented philosophy remains as strong as ever. Indeed, no dramatic changes have been made that will compromise the portfolio's ability to excel under favorable market conditions.

We did, however, make some minor adjustments to the portfolio recently, such as reducing the fund's exposure to the auto industry -- an area where demand for new cars may have gotten ahead of itself due to the prevalence of interest-free and low-cost credit. We also trimmed some technology stocks to take profits and sold Allianz AG Holding, a German insurer that has done well for the fund but could be facing structural problems going forward.

Overall, we believe that western economies will continue to grow slowly in 2003, as we've seen no change in the economic data to suggest a more rapid ascent. Consequently, we will remain focused on high-quality companies providing top-line growth, margin expansion, and strong underlying cash flow. In short, we'll invest in those firms that we believe are best equipped to endure any additional volatility and emerge even stronger once the cloud over European markets finally lifts.

LINE GRAPH:  INVESCO EUROPEAN FUND-CLASS A  AND CLASS B GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO European Fund - Class A to the value of a $10,000 investment in the MSCI-Europe Index(2) and the value of a $10,000 investment in INVESCO European Fund - Class B to the value of a $10,000 investment in the MSCI-Europe Index (2), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO European Fund - Class A and Class B inclusion of front-end sales charge and contingent deferred sales charge, respectively, for the period since inception (4/02) through 10/31/02.

         INVESCO EUROPEAN FUND-CLASS A    INVESCO EUROPEAN FUND-CLASS B    MSCI-EUROPE INDEX(2)
4/1/02   $10,000                          $10,000                          $10,000
10/31/02 $ 6,500                          $ 6,584                          $ 8,105

LINE GRAPH:  INVESCO EUROPEAN FUND - CLASS C GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO European Fund - Class C to the value of a $10,000 investment in the MSCI-Europe Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO European Fund - Class C, inclusion of contingent deferred sales charge, for the period from inception (2/00) through 10/31/02.

      INVESCO EUROPEAN FUND-CLASS C             MSCI-EUROPE INDEX(2)

2/00  $10,000                                   $10,000
10/00 $ 7,444                                   $ 9,140
10/01 $ 3,889                                   $ 7,078
10/02 $ 2,725                                   $ 6,116

LINE GRAPH:  INVESCO EUROPEAN FUND-CLASS K GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO European Fund-Class K to the value of a $10,000 investment in the MSCI-Europe Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (12/00) through 10/31/02.

      INVESCO EUROPEAN FUND-CLASS K             MSCI-EUROPE INDEX(2)

12/00 $10,000                                   $10,000
10/01 $ 5,884                                   $ 8,054
10/02 $ 4,234                                   $ 6,959

(1)PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ALONG WITH APPLICABLE FRONT-END SALES CHARGES AND CDSC FEES. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.

(2)THE MSCI-EUROPE INDEX IS AN UNMANAGED INDEX THAT REFLECTS PERFORMANCE OF EUROPEAN STOCK MARKETS. THE INDEX IS NOT MANAGED; THEREFORE, ITS PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND INCLUDING FRONT-END SALES CHARGES AND CDSC FEES. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

FOREIGN INVESTMENTS ENTAIL SPECIAL RISKS, INCLUDING CURRENCY EXCHANGE RATE FLUCTUATIONS, AS WELL AS DIFFERENCES IN SECURITIES REGULATION AND ACCOUNTING PRACTICES.

YOUR FUND'S REPORT

INTERNATIONAL BLUE CHIP VALUE FUND

FUND PERFORMANCE

DEAR SHAREHOLDER:

After starting the fiscal year on a positive note, international markets sold off for much of the period, as investors remained highly cautious. The market's risk aversion was understandable, as investors were fed a steady diet of unnerving developments throughout the period. Investor confidence was assaulted by global economic worries, rising geopolitical tensions, and corporate accounting scandals. As a result, the stock market offered few places of refuge during the period, and most markets suffered significant declines.

The fund's holdings were not immune to the broad market weakness, and for the 12 months ended October 31, 2002, the value of International Blue Chip Value
Fund-Investor Class shares declined 10.04%. Despite the drop in value, this return compares favorably to the loss of 12.93% posted by the MSCI-EAFE Index during the same period. (Of course, past performance is not a guarantee of future results.)(3),(4) For performance of other share classes, please see page 2.

MARKET ANXIETIES SUPPORTED MANY OF THE FUND'S HOLDINGS

The fund's value focus supported its relative performance, as most of the fund's holdings proved to be somewhat more resilient and benefited from above-average financial strength. Our approach to stock selection also contributed positively to results, as we emphasized companies possessing solid balance sheets and financial health, leading market positions and straightforward accounting. As the market's anxiety increased throughout the period, investors continued to rotate into investments believed to be relatively stable, a trend that benefited companies exhibiting the traits we favor.

One such area, for example, was consumer staples. As the sector's name implies, companies in this area sell goods and services that people buy regardless of the prevailing economic climate. These companies tend to be more immune to the economic cycle. As such, investors often move into consumer staples companies during times of rising uncertainty, like we saw during the past fiscal year. Individual companies that made positive contributions to the fund's performance included Unilever NV, the Dutch consumer products giant, and Nestle SA, the Swiss food manufacturer.

MATERIALS AND FINANCIAL SERVICES OUTPERFORM

The fund's exposure to materials also supported performance. Although the broad materials sector declined during the period, the fund's holdings generally advanced. Standouts included Rio Tinto Ltd, the Australian timber company, and Japan's Shin-Etsu Chemical Ltd, as well as Syngenta AG, the Swiss agricultural company, which moved higher in anticipation of an improving global economy.

Another area of relative strength was the fund's financial services weighting. Although our holdings in this sector declined overall, outstanding performance from a handful of companies, notably National Australia Bank Ltd and Spain's Banco Popular Espanol SA, helped the fund to outperform the broader market.

--------------------------------------------------------------------------------
                      INTERNATIONAL BLUE CHIP VALUE FUND --
                          TOP 10 COMMON STOCK HOLDINGS
                      % OF TOTAL NET ASSETS AS OF 10/31/02
--------------------------------------------------------------------------------

TotalFinaElf SA Sponsored ADR Representing 1/2 Ord Shr...3.16%
Nestle SA ...............................................3.11%
Cadbury Schweppes PLC....................................2.76%
Novartis AG..............................................2.68%
HSBC Holdings PLC........................................2.65%
Shell Transport & Trading PLC New York Registered Shrs...2.60%
Scottish Power PLC.......................................2.42%
Eni SpA Sponsored ADR Representing 5 Ord Shrs............2.29%
Endesa SA Sponsored ADR Representing Ord Shrs............2.23%
Diageo PLC...............................................2.22%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

LINE GRAPH:  INVESCO INTERNATIONAL BLUE CHIP VALUE FUND-INVESTOR CLASS GROWTH OF
             $10,000(3)

This line graph compares the value of a $10,000 investment in INVESCO International Blue Chip Value Fund-Investor Class to the value of a $10,000 investment in the MSCI-EAFE Index(4), assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (10/98) through 10/31/02.

       INVESCO INTERNATIONAL BLUE CHIP
         VALUE FUND-INVESTOR CLASS                    MSCI-EAFE INDEX(4)

10/98  $10,000                                        $10,000
10/99  $11,199                                        $12,337
10/00  $11,497                                        $12,009
10/01  $ 9,227                                        $ 9,045
10/02  $ 8,301                                        $ 7,876

WEAK YEN AIDS FUND'S JAPANESE STOCKS

The period also saw the fund's Japanese stocks perform relatively well. After years of underperformance, the Japanese market saw several areas of strength during the fiscal year, notably Japanese technology and consumer stocks -- two groups that stand to benefit from a global economic recovery and a persistently weak yen. Among the Japanese companies that contributed positively to the fund's showing were Sony Corp and Canon Inc. Other areas that added value to the fund's relative performance were energy and health care.

On a negative note, the fund's industrial stocks underperformed. Individual disappointments included Hitachi Ltd in Japan and U.K. defense contractor BAE Systems PLC.

MARKET OUTLOOK REMAINS UNCERTAIN

Following favorable price performance, we elected to take profits in some of our European financial services holdings and, to a lesser extent, in select technology stocks.

PIE CHART:  INTERNATIONAL BLUE CHIP VALUE FUND
            COUNTRY BREAKDOWN
            AS OF 10/31/02

            [PIE CHART]

            % OF TOTAL NET ASSETS
            United Kingdom..............26.38%
            Japan.......................20.65%
            Switzerland.................10.52%
            France.......................8.04%
            Netherlands..................6.28%
            Germany......................4.36%
            Spain........................4.36%
            Italy........................4.21%
            South Korea..................2.76%
            Brazil.......................1.70%
            Mexico.......................1.57%
            Denmark......................1.56%
            Australia....................1.48%
            Norway.......................1.23%
            Portugal.....................1.12%
            Canada.......................0.67%
            Sweden.......................0.18%
            Net Cash &
            Cash Equivalents.............2.93%

Looking ahead, the recently announced rate cut of 50 basis points by the U.S. Federal Reserve and the Republican victory in Congress bode well for equities, with pharmaceutical and energy companies likely to particularly benefit. Although risks of war in Iraq may have escalated of late, and a weak global economy may also delay a sustained rally in stocks, non-U.S. equities continue to look attractively priced, especially relative to the domestic market. We are also able to identify attractive long-term investments with proven financial strength in almost all key segments of the overseas markets.

As always, INVESCO remains committed to its disciplined approach to stock picking, and will continue to ensure broad portfolio diversification as a means of seeking predictable and consistent portfolio returns.

FOR MORE DETAILS ON ERIK GRANADE'S CURRENT OUTLOOK FOR INTERNATIONAL MARKETS, PLEASE SEE PAGE 9.

LINE GRAPH:  INVESCO INTERNATIONAL BLUE CHIP VALUE FUND-CLASS A  AND CLASS B
             GROWTH OF $10,000(3)

This  line  graph  compares  the  value  of  a  $10,000  investment  in  INVESCO
International Blue Chip Value Fund - Class A to the value of a $10,000 investment in the MSCI-EAFE Index(4) and the value of a $10,000 investment in INVESCO International Blue Chip Value Fund - Class B to the value of a $10,000 investment in the MSCI-EAFE Index (4), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO International Blue Chip Value Fund - Class A and Class B inclusion of front-end sales charge and contingent deferred sales charge, respectively, for the period since inception (4/02) through 10/31/02.

         INVESCO INTERNATIONAL BLUE CHIP     INVESCO INTERNATIONAL BLUE CHIP
         VALUE-CLASS A                       VALUE-CLASS B                       MSCI-EAFE INDEX(4)
4/1/02   $10,000                             $10,000                             $10,000
10/31/02 $ 7,711                             $ 7,658                             $ 8,262

LINE GRAPH:  INVESCO INTERNATONAL BLUE CHIP VALUE FUND-CLASS C GROWTH OF
             $10,000(3)

This  line  graph  compares  the  value  of  a  $10,000  investment  in  INVESCO
International Blue Chip Value Fund - Class C to the value of a $10,000 investment in the MSCI-EAFE Index(4), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO International Blue Chip Value Fund - Class C, inclusion of contingent deferred sales charge, for the period from inception (2/00) through 10/31/02.

         INVESCO INTERNATIONAL BLUE CHIP
         VALUE FUND-CLASS C                  MSCI-EAFE INDEX(4)

2/00      $10,000                            $10,000
10/00     $ 9,237                            $ 8,969
10/01     $ 7,321                            $ 6,755
10/02     $ 6,503                            $ 5,882

(3)PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ALONG WITH APPLICABLE FRONT-END SALES CHARGES AND CDSC FEES. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.

(4)THE MSCI-EAFE INDEX IS AN UNMANAGED INDEX REFLECTING PERFORMANCE OF THE EUROPEAN/AUSTRALASIA/FAR EASTERN STOCK MARKETS. THE INDEX IS NOT MANAGED; THEREFORE, ITS PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND INCLUDING FRONT-END SALES CHARGES AND CDSC FEES. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

FOREIGN INVESTMENTS ENTAIL SPECIAL RISKS, INCLUDING CURRENCY EXCHANGE RATE FLUCTUATIONS, AS WELL AS DIFFERENCES IN SECURITIES REGULATION AND ACCOUNTING PRACTICES.

FUND MANAGEMENT

TEAM MANAGED

[PHOTOGRAPH OF ERIK B. GRANADE, CFA, CIC OMITTED]

ERIK B. GRANADE, CFA, CIC

ERIK GRANADE IS CHIEF INVESTMENT OFFICER OF INVESCO GLOBAL ASSET MANAGEMENT (N.A.). HE RECEIVED A BA FROM TRINITY COLLEGE, AND IS A CHARTERED FINANCIAL ANALYST CHARTERHOLDER AS WELL AS A CHARTERED INVESTMENT COUNSELOR. ERIK JOINED INVESCO IN 1996, AND BEGAN HIS INVESTMENT CAREER IN 1986. HE HAS MANAGED THE FUND SINCE ITS INCEPTION.

QUESTIONS & ANSWERS

AN INTERVIEW WITH INTERNATIONAL BLUE CHIP VALUE FUND MANAGER

[PHOTOGRAPH OF ERIK GRANADE OMITTED]

ERIK GRANADE MANAGES INVESCO INTERNATIONAL BLUE CHIP VALUE FUND

INTERNATIONAL STOCKS CONTINUE TO OFFER OPPORTUNITIES FOR DIVERSIFICATION AND GROWTH

INVESTORS OFTEN VIEW INTERNATIONAL STOCKS AS AN OPPORTUNITY TO INCREASE THE DIVERSIFICATION OF THEIR PORTFOLIOS. BUT WITH THE GLOBAL ECONOMY BECOMING INCREASINGLY INTEGRATED, IS THAT STILL A VIABLE STRATEGY?

ERIK GRANADE: Yes, while there's a trend toward greater globalization of financial markets and economies, we believe it's still in the early stages. Most professional investors in the U.S. are still segmented along domestic and international lines with the vast majority focusing primarily on the former. As a result, most U.S. equity portfolios predominantly contain U.S. stocks. Moreover, foreign share prices are set, at the margin, by locally based investors. When the global economy is completely integrated, investors will have stopped thinking about investments as being "domestic" or "international" because those labels will have lost their meaning.

International markets still offer investors unique opportunities because each market has a different composition. For example, if you break down each market according to the market capitalization of different economic sectors, you would see that the financial services and energy sectors -- two areas that have weathered the bear market relatively well -- represent a much larger percentage of international market capitalization than they do in domestic markets. Conversely, the technology and health care sectors represent a larger percentage of U.S. stock market capitalization than they do in foreign markets. That's not to say that one market is superior to another, but rather that they're different, and that this difference represents another opportunity for diversification.

ASIDE FROM THE DIVERSIFICATION BENEFITS ONE MIGHT EXPECT TO REALIZE FROM INTERNATIONAL INVESTMENTS, ARE THERE OTHER REASONS TO EXPLORE OPPORTUNITIES ABROAD?

ERIK GRANADE: I think there are several. For example, on average, international stocks are cheaper than U.S. stocks by almost every valuation measure. The "U.S. premium" that domestic companies have always sported vis-a-vis their foreign counterparts is higher now than the historical norms. Not only have foreign stocks historically tended to be cheaper than U.S. stocks, but also, given the sustained outperformance of U.S. stocks in the late 1990s, they are cheaper today relative to U.S. equities than they have historically been.

WHY DOES THE "U.S. PREMIUM" EXIST?

ERIK GRANADE: One reason is investors' belief that U.S. companies are inherently more profitable than foreign companies. While the perception has been that U.S. companies have been more profitable, many foreign companies, particularly globally-competitive European companies, have seen their underlying profitability rise steadily since the 1990s. Consequently, while past profitability comparisons have suggested U.S. companies are more profitable, this is certainly not the case across the board.

Another cause for the "U.S. premium" is the historical belief that the domestic market's regulations, standardized corporate accounting and disclosure requirements resulted in them being more secure and transparent than international markets. However, given the accounting scandals of the past year, that perception is beginning to change.

ARE THERE ANY OTHER REASONS TO INVEST IN INTERNATIONAL MARKETS?

ERIK GRANADE: Another good reason to invest in foreign companies is the potential change to the tax treatment of dividends by the Republican-controlled U.S. Congress. If Congress makes the tax treatment of dividends friendlier to investors, then the market's appreciation of companies with higher dividend yields could improve. This could benefit the stocks of foreign companies because they have historically offered a materially higher dividend yield than that of U.S. companies.

The currency backdrop also makes it particularly timely to invest in international stocks. During the 1990s, the rising value of the dollar curtailed the returns of foreign investments substantially, and it contributed to the consistent outperformance of U.S. stocks relative to international stocks.

More recently, however, the dollar has weakened versus the euro -- a trend that we believe could be sustainable. A weak dollar would materially enhance the dollar-based returns of foreign investments. Considering we could be facing an environment of lower absolute returns for equities, an additional 1% to 3% incremental gain from a favorable currency backdrop could help investors achieve their long-term goals sooner than later.

FOREIGN INVESTMENTS ENTAIL SPECIAL RISKS, INCLUDING CURRENCY EXCHANGE RATE FLUCTUATIONS, AS WELL AS DIFFERENCES IN SECURITIES REGULATION AND ACCOUNTING PRACTICES.

"ANOTHER GOOD REASON TO INVEST IN FOREIGN COMPANIES IS THE POTENTIAL CHANGE TO THE TAX TREATMENT OF DIVIDENDS BY THE REPUBLICAN-CONTROLLED U.S. CONGRESS."

-- ERIK GRANADE

MARKET HEADLINES

MARKET OVERVIEW

NOVEMBER 2001 THROUGH OCTOBER 2002

The 12 months ended October 31, 2002, were volatile for global markets, which fared relatively well during the first half of the year, only to disappoint investors in the second half. The fund's fiscal year began on a positive note in November and December 2001, months marked by an influx of improved economic data from virtually all corners of the world. In the United States, retail sales growth advanced on a wave of zero-percent automobile financing and a surge of mortgage refinancing. At the same time, two successive Federal Reserve interest rate cuts bolstered investor confidence.

The European Central Bank (ECB) opted to lower interest rates in November as well, given the lack of inflationary pressure in the region. Despite a difficult business climate, during which major European employers like DaimlerChrysler AG and ING Groep NV announced layoffs, markets in Europe continued to rebound off their September lows. Meanwhile, emerging markets were bolstered by Taiwan's acceptance into the World Trade Organization, reports of economic growth in Mexico, and an improvement in trade activity in South Korea. And while Argentina's economic crisis came to the forefront late in 2001, Latin American markets were largely unshaken. Japan, on the other hand, remained under pressure in November and December as the country's recession and credit concerns sent markets downward.

Unfortunately, the New Year brought a fresh dose of uncertainty that was most evident in the United States. U.S. markets dropped in January and February, sent lower by growing concern over the accounting issues raised by Enron Corp's bankruptcy. European stocks also retreated, though less sharply. Negative corporate news persisted across Europe, but the introduction of the euro as a physical currency proceeded smoothly in January. At the same time, emerging markets continued to outperform, aided by strong market gains in Taiwan and South Korea. In addition, Japan appeared to turn a corner in February. Indeed, Japanese stocks staged a rally as investors became more satisfied with the progress local banks made in their handling of bad loans.

European stocks advanced in March -- only to fall back again in April, with poor outlook statements from leading European technology bellwethers Nokia Oyj and Telefonaktiebolaget LM Ericsson setting the tone. On a positive note, however, the euro gained ground against the dollar and emerging markets continued to climb higher. Japan's markets also advanced, benefiting from a favorable outlook for the country's export sector.

Unfortunately, the pockets of strength evident in the first half of the fiscal year began to disappear in May. Global equities moved lower across the board, and the gap between the performance of developed and emerging markets shrank as political and economic troubles in Latin America undermined the outlook for emerging markets. Japan's outperformance also waned in June, with the Japanese unemployment rate rising and industrial output falling for the first time in five months.

Yet the key triggers for the month's losses appeared to be announcements that U.S. companies WorldCom Inc and Xerox Corp had misrepresented their finances -- unwelcome revelations for investors who had been hoping that Enron's disintegration would be an isolated incident. Not surprisingly, WorldCom's news caused telecommunications stocks around the globe to tumble.

As the summer progressed, investors' risk aversion continued to swell. With U.S. banking leaders such as JP Morgan Chase & Co and Citigroup Inc facing Congressional investigations related to their dealings with Enron, and French media company Vivendi Universal SA's accounting practices falling under suspicion as well, investors' worries mounted. Meanwhile, economic data increasingly pointed to a global slowdown. For example, the German IFO Index of business confidence retreated in July and in August. We also saw Japanese exports fall short of expectations in August, fanning concern that the country's export-led recovery could falter. Meanwhile, severe flooding across Europe only heightened the sense of uncertainty, raising questions about whether Germany would be able to implement tax cuts.

Encouragingly, the euro regained parity with the U.S. dollar in July for the first time since February 2000. Additionally, the International Money Fund offered to help Brazil with a $30 billion rescue package, aiding the performance of emerging markets in August.

But in September, international markets swooned, feeding off the U.S.'s steep decline. Bolstered by a Cabinet reshuffle that raised hopes for reform, the Japanese market performed the best among developed countries but still declined. Meanwhile, oil prices headed higher as discussion of a possible conflict between the U.S. and Iraq escalated. Other news included the re-election of German Chancellor Gerhard Schroeder. Although his Red-Green coalition won by an extremely thin margin, the election signaled that the Germans' appetite for reform is weak.

Conditions  improved  dramatically  in  October,  with equity  markets  rallying worldwide. In fact, only Japan and South Africa failed to post a monthly gain. This turn of events was triggered by third-quarter earnings reports that were generally better than many investors had expected. For example, Nokia reported healthy profits -- news that lifted technology issues across Europe and the U.K. In addition, the U.K. economy expanded, and Brazilian equities responded positively to the election of left-wing candidate Luiz Inacio Lula da Silva. Going forward, investors will be watching closely to see whether this rebound can be sustained in the face of mixed economic data and potentially over-optimistic earnings expectations for the fourth quarter.

FOREIGN INVESTMENTS ENTAIL SPECIAL RISKS, INCLUDING CURRENCY EXCHANGE RATE FLUCTUATIONS, AS WELL AS DIFFERENCES IN SECURITIES REGULATION AND ACCOUNTING PRACTICES.

"CONDITIONS IMPROVED DRAMATICALLY IN OCTOBER, WITH EQUITY MARKETS RALLYING WORLDWIDE."

INVESTMENT HOLDINGS

STATEMENT OF INVESTMENT SECURITIES
INVESCO GLOBAL & INTERNATIONAL FUNDS, INC.
OCTOBER 31, 2002

                                                                SHARES OR
                                               INDUSTRY         PRINCIPAL
%        DESCRIPTION                               CODE            AMOUNT           VALUE
------------------------------------------------------------------------------------------
EUROPEAN FUND
92.71    COMMON STOCKS
0.52     BELGIUM
         Fortis                                      BA            60,000   $   1,096,856
==========================================================================================
1.87     DENMARK
         Group 4 Falck A/S                           DE            75,000       1,848,841
         Novo Nordisk A/S B Shrs                     PH            75,000       2,068,704
==========================================================================================
                                                                                3,917,545
4.35     FINLAND
         Nokia Oyj                                   TE           538,300       9,142,296
==========================================================================================
17.58    FRANCE
         A Novo(a)(c)                                EE           100,000         197,070
         Atos Origin SA(a)(b)                        IS            21,000         775,286
         Aventis SA                                  PH            85,000       5,088,409
         AXA                                         ML           125,000       1,865,478
         BNP Paribas SA                              BA            90,000       3,588,253
         Essilor International SA                    HS            67,870       2,732,154
         Hermes International NPV(b)                 AA             7,643       1,142,898
         L'Oreal SA                                  PE            23,000       1,712,823
         NRJ Group(b)                                BC           100,000       1,711,238
         Orange SA(a)                                WT           371,502       2,085,984
         Publicis Groupe(b)                          AD            70,000       1,594,383
         Renault SA                                  AM            20,000         940,785
         Sanofi-Synthelabo SA                        PH            35,000       2,140,286
         Societe Television Francaise 1(b)           BC            20,000         514,956
         STMicroelectronics NV                       SC            87,000       1,727,430
         TotalFinaElf SA                             IO            30,000       4,132,522
         Vivendi Environnement                       WU            90,640       2,148,873
         Vivendi Universal SA(b)                     ME           230,000       2,824,336
==========================================================================================
                                                                               36,923,164
4.00     GERMANY
         Aixtron AG(b)                               SE            73,619         438,158
         Altana AG                                   PH            50,000       2,392,565
         Bayerische Motoren Werke AG                 AM            55,000       1,963,517
         Deutsche Boerse AG                          DF            42,000       1,515,218
         Medion AG(b)                                DI            54,000       2,096,267
==========================================================================================
                                                                                8,405,725
0.73     IRELAND
         CRH PLC                                     BP           120,000       1,523,478
==========================================================================================
3.58     ITALY
         Assicurazioni Generali SpA                  ML            80,000       1,426,032
         Banco Popolare di Verona e Novara           BA           100,000       1,198,263
         Telecom Italia Mobile SpA(b)                WT           650,000       3,018,930
         UniCredito Italiano SpA(b)                  BA           500,000       1,881,570
==========================================================================================
                                                                                7,524,795

                                                                SHARES OR
                                               INDUSTRY         PRINCIPAL
%        DESCRIPTION                               CODE            AMOUNT           VALUE
------------------------------------------------------------------------------------------
6.37     NETHERLANDS
         Aegon NV                                    ML           110,000   $   1,491,293
         ASML Holding NV(a)                          SE            80,000         701,132
         Heineken NV                                 BR            35,000       1,406,176
         ING Groep NV                                ML           135,000       2,258,033
         Koninklijke KPN NV(a)                       IE           389,889       2,471,085
         Koninklijke Philips Electronics NV          CL           135,000       2,419,798
         Teleplan International NV(a)                DE           180,000         891,270
         Vedior NV                                   ES           100,000         609,035
         VNU NV                                      PU            42,000       1,127,575
==========================================================================================
                                                                               13,375,397
0.94     NORWAY
         Tomra Systems ASA                           EN           270,000       1,978,727
==========================================================================================
7.12     SPAIN
         Banco Bilbao Vizcaya Argentaria SA(b)       BA           250,000       2,381,671
         Banco Santander Central Hispano SA(b)       BA           270,000       1,655,088
         Gas Natural SDG SA                          GU           171,974       2,886,684
         Repsol YPF SA                               OX           225,000       2,544,576
         Sogecable SA(a)(b)                          CO           105,000       1,029,417
         Telefonica Publicidad e Informacion SA(b)   AD           330,000       1,173,208
         Telefonica SA(a)                            IE           346,068       3,283,173
==========================================================================================
                                                                               14,953,817
2.71     SWEDEN
         Assa Abloy AB Series B Shrs                 BP           236,583       2,336,807
         Atlas Copco AB Series B Shrs                IM            50,000         979,547
         Securitas AB Series B Shrs                  DE           170,000       2,365,647
==========================================================================================
                                                                                5,682,001
11.29    SWITZERLAND
         Adecco SA                                   ES            35,000       1,375,152
         Credit Suisse Group(a)                      BA           150,000       2,865,465
         Micronas Semiconductor Holding AG(a)        SC            30,000         518,222
         Nestle SA                                   PF            27,500       5,896,051
         Novartis AG                                 PH           150,000       5,720,770
         Roche Holding AG                            PH            30,000       2,123,696
         Serono SA Bearer Shrs(b)                    DR             3,700       2,065,303
         Straumann Holding AG                        HC            22,240       1,581,899
         Zurich Financial Services AG                ML            16,666       1,569,282
==========================================================================================
                                                                               23,715,840
31.65    UNITED KINGDOM
         Arsenal Holdings PLC(a)                     ME                 2           4,694
         Associated British Foods PLC                PF           223,100       2,031,413
         Aviva PLC                                   ML           250,000       1,916,513
         Barclays PLC                                BA           600,000       4,149,054
         BP PLC                                      IO           887,000       5,689,617
         British Sky Broadcasting Group PLC(a)       CO           509,104       4,806,837
         Cadbury Schweppes PLC                       PF           175,000       1,138,956
         Centrica PLC                                OQ         1,000,000       2,847,390
         Compass Group PLC                           HO           200,000         886,289
         GKN PLC                                     AP           500,000       1,732,684
         GlaxoSmithKline PLC                         PH           222,440       4,245,690

                                                                SHARES OR
                                               INDUSTRY         PRINCIPAL
%        DESCRIPTION                               CODE            AMOUNT           VALUE
------------------------------------------------------------------------------------------
         Hays PLC                                    ES           600,000   $     842,483
         HBOS PLC                                    BA           282,900       3,131,374
         HSBC Holdings PLC                           BA           427,200       4,758,683
         Imperial Tobacco Group PLC                  TO           135,700       2,123,027
         Lloyds TSB Group PLC                        BA           228,300       1,964,464
         Manchester United PLC                       LF         1,700,000       2,739,440
         National Grid Transco PLC                   EU           286,875       2,042,113
         Pearson PLC                                 PU           140,000       1,493,785
         Reckitt Benckiser PLC                       HP           107,800       1,956,376
         Royal Bank of Scotland Group PLC            BA            45,000       1,058,854
         Shell Transport & Trading PLC               IO           650,000       4,177,019
         Turbo Genset PLC(a)                         IM         1,031,612         266,303
         Unilever PLC                                FD           125,000       1,234,977
         Vodafone Group PLC                          WT         4,486,106       7,211,522
         WPP Group PLC                               AD           300,000       2,034,632
==========================================================================================
                                                                               66,484,189
         TOTAL COMMON STOCKS (COST $234,176,433)                              194,723,830
==========================================================================================
2.28     PREFERRED STOCKS
2.28     GERMANY
         Porsche AG, Pfd (Cost $1,981,832)           AM            10,000       4,798,004
==========================================================================================
5.57     SHORT-TERM INVESTMENTS
5.57     UNITED STATES
4.76     COMMERCIAL PAPER
         UBS Finance, Discount Notes, 1.890%,
           11/1/2002 (Amortized Cost $10,000,000)    BA    $   10,000,000      10,000,000
==========================================================================================
0.81     REPURCHASE AGREEMENTS
         Repurchase Agreement with State Street
           dated 10/31/2002 due 11/1/2002 at
           1.800%, repurchased at $1,696,085
           (Collateralized by Fannie Mae,
           Benchmark Notes, due 6/15/2004
           at 3.000%, value $1,737,628)
           (Cost $1,696,000)                         RA        $1,696,000       1,696,000
==========================================================================================
         TOTAL SHORT-TERM INVESTMENTS
           (AMORTIZED COST $11,696,000)                                        11,696,000
==========================================================================================
100.56   TOTAL INVESTMENTS AT VALUE
           (COST $247,854,265)                                                211,217,834
==========================================================================================
(0.56)   OTHER ASSETS LESS LIABILITIES                                         (1,177,148)
==========================================================================================
100.00   NET ASSETS AT VALUE                                                $ 210,040,686
==========================================================================================

INTERNATIONAL BLUE CHIP VALUE FUND
97.07    COMMON STOCKS
1.48     AUSTRALIA
         National Australia Bank Ltd                 BA            34,800   $     663,822
==========================================================================================
1.70     BRAZIL
         Companhia Vale do Rio Doce Sponsored ADR
           Representing Ord Shrs(a)                  DM            11,300         297,755

                                                                SHARES OR
                                               INDUSTRY         PRINCIPAL
%        DESCRIPTION                               CODE            AMOUNT           VALUE
------------------------------------------------------------------------------------------
         Petroleo Brasileiro SA-Petrobras
           Sponsored ADR Representing Ord Shrs       OX            35,000   $     463,050
==========================================================================================
                                                                                  760,805
0.67     CANADA
         Barrick Gold                                GO            20,000         301,400
==========================================================================================
1.56     DENMARK
         Danske Bank A/S                             BA            43,900         699,035
==========================================================================================
8.04     FRANCE
         Compagnie de Saint-Gobain                   BP            20,000         434,346
         Compagnie Generale des Etablissements
           Michelin Series B Shrs                    TR            28,500         828,643
         Societe Generale Series A Shrs              BA            18,200         921,900
         TotalFinaElf SA Sponsored ADR
           Representing 1/2 Ord Shr                  IO            20,800       1,414,816
==========================================================================================
                                                                                3,599,705
4.36     GERMANY
         BASF AG                                     DC            21,500         797,152
         Bayer AG                                    DC            14,100         267,536
         Deutsche Bank AG                            BA            13,300         580,841
         SAP AG Sponsored ADR Representing
           1/4 Ord Shr                               AO            16,000         306,240
==========================================================================================
                                                                                1,951,769
4.21     ITALY
         Eni SpA Sponsored ADR Representing
           5 Ord Shrs(b)                             IO            14,900       1,025,418
         Sanpaolo IMI SpA Sponsored ADR
           Representing 2 Ord Shrs(b)                BA            31,000         377,580
         Telecom Italia SpA Sponsored ADR
           Representing 10 Ord Shrs                  IE             6,000         480,000
==========================================================================================
                                                                                1,882,998
20.65    JAPAN
         Canon Inc                                   OE            26,000         959,269
         East Japan Railway                          RR               115         523,794
         Fuji Photo Film Ltd                         PT            35,000         965,635
         Hitachi Ltd Sponsored ADR Representing
           10 Ord Shrs                               EE             8,700         343,650
         Ito-Yokado Ltd                              FR            18,000         561,260
         Kao Corp                                    HP            30,000         685,658
         Kyocera Corp                                EE             7,700         453,792
         Nintendo Ltd                                LP             6,000         577,912
         Nippon Telegraph & Telephone Sponsored
           ADR Representing 1/200 Ord Shr            IE            47,000         867,150
         Sony Corp Sponsored ADR Representing
           Ord Shrs                                  CL            19,000         821,560
         Takeda Chemical Industries Ltd              PH            22,000         914,048
         Takefuji Corp                               CF            10,050         421,655
         TDK Corp                                    EE            12,500         490,776
         Toyota Motor                                AM            27,000         656,763
==========================================================================================
                                                                                9,242,922
1.57     MEXICO
         Telefonos de Mexico SA de CV Sponsored
           ADR Representing 20 Series L Shrs         IE            23,000         701,500
==========================================================================================


                                                                SHARES OR
                                               INDUSTRY         PRINCIPAL
%        DESCRIPTION                               CODE            AMOUNT           VALUE
------------------------------------------------------------------------------------------
6.28     NETHERLANDS
         ABN AMRO Holding NV Sponsored ADR
           Representing Ord Shrs                     BA            42,000   $     611,100
         ING Groep NV                                ML            44,000         735,951
         Koninklijke Philips Electronics NV
           New York Registered Shrs                  CL            41,000         725,700
         Unilever NV New York Registered Shrs        PF            11,525         737,715
==========================================================================================
                                                                                2,810,466
1.23     NORWAY
         Statoil ASA                                 OR            76,000         551,865
==========================================================================================
1.12     PORTUGAL
         Portugal Telecom SGPS SA Sponsored ADR
           Representing Ord Shrs                     IE            86,000         499,660
==========================================================================================
2.76     SOUTH KOREA
         Korea Electric Power Sponsored ADR
           Representing 1/2 Ord Shr                  EU            60,000         504,600
         KT Corp Sponsored ADR Representing
           1/2 Ord Shr                               IE            35,600         731,224
==========================================================================================
                                                                                1,235,824
4.36     SPAIN
         Banco Popular Espanol SA                    BA            12,400         530,975
         Endesa SA Sponsored ADR Representing
           Ord Shrs                                  EU            97,500       1,000,350
         Repsol YPF SA Sponsored ADR Representing
           Ord Shrs                                  IO            38,000         420,280
==========================================================================================
                                                                                1,951,605
0.18     SWEDEN
         Volvo AB Series B Shrs                      AM             5,500          82,839
==========================================================================================
10.52    SWITZERLAND
         Nestle SA                                   PF             6,500       1,393,612
         Novartis AG                                 PH            31,400       1,197,548
         Roche Holding AG                            PH            10,500         743,294
         Syngenta AG                                 FA            11,500         684,375
         Zurich Financial Services AG                ML             7,332         690,386
==========================================================================================
                                                                                4,709,215
26.38    UNITED KINGDOM
         Abbey National PLC                          BA            90,600         935,508
         BAE Systems PLC                             AE           238,700         695,544
         BP PLC                                      IO           123,000         788,977
         BT Group PLC                                IE           210,000         596,309
         Cadbury Schweppes PLC                       PF           189,800       1,235,279
         Diageo PLC                                  BR            88,000         991,956
         GlaxoSmithKline PLC                         PH            34,000         648,955
         GlaxoSmithKline PLC Sponsored ADR
           Representing 2 Ord Shrs                   PH            13,000         489,970
         HSBC Holdings PLC                           BA           106,300       1,184,101
         Kingfisher PLC                              GM           168,800         590,236
         Marks & Spencer Group PLC                   FR            82,571         483,465
         Rolls-Royce PLC                             AE           210,000         342,508
         Royal Bank of Scotland Group PLC            BA            24,700         581,193
         Scottish Power PLC                          EU           197,200       1,082,903

                                                                SHARES OR
                                               INDUSTRY         PRINCIPAL
%        DESCRIPTION                               CODE            AMOUNT           VALUE
------------------------------------------------------------------------------------------
         Shell Transport & Trading PLC New York
           Registered Shrs                           IO            30,500   $   1,162,050
==========================================================================================
                                                                               11,808,954
         TOTAL COMMON STOCKS (COST $49,693,367)                                43,454,384
==========================================================================================
3.37     SHORT-TERM INVESTMENTS -- REPURCHASE AGREEMENTS
3.37     UNITED STATES
         Repurchase Agreement with State Street
           dated 10/31/2002 due 11/1/2002 at
           1.800%, repurchased at $1,507,075
           (Collateralized by Federal Home Loan
           Bank, Notes, due 2/13/2004 at 3.750%,
           value $1,541,591) (Cost $1,507,000)       RA    $    1,507,000       1,507,000
==========================================================================================
100.44   TOTAL INVESTMENTS AT VALUE
           (COST $51,200,367)                                                  44,961,384
==========================================================================================
(0.44)   OTHER ASSETS LESS LIABILITIES                                           (198,455)
==========================================================================================
100.00   NET ASSETS AT VALUE                                                $  44,762,929
==========================================================================================

(a) Security is non-income producing.

(b) Loaned security, a portion or all of the security is on loan at October 31, 2002.

(c) The following is a restricted security at October 31, 2002:

SCHEDULE OF RESTRICTED AND ILLIQUID
  SECURITIES
                                                                                    % OF
                                        ACQUISITION        ACQUISITION        NET ASSETS
DESCRIPTION                                    DATE               COST          AT VALUE
------------------------------------------------------------------------------------------
EUROPEAN FUND
A Novo                                     9/19/00-
                                           10/10/00      $   3,659,958             0.09%
==========================================================================================

SUMMARY OF INVESTMENTS BY INDUSTRY

                                                                   % OF
                                               INDUSTRY      NET ASSETS
INDUSTRY                                           CODE        AT VALUE            VALUE
------------------------------------------------------------------------------------------
EUROPEAN FUND
Advertising                                          AD           2.29%     $  4,802,223
Apparel, Accessories & Luxury Goods                  AA            0.54        1,142,898
Auto Parts & Equipment                               AP            0.83        1,732,684
Automobile Manufacturers                             AM            3.67        7,702,306
Banks                                                BA           18.92       39,729,595
Brewers                                              BR            0.67        1,406,176
Broadcasting -- Radio/TV                             BC            1.06        2,226,194
Building Products                                    BP            1.84        3,860,285
Cable & Satellite Operators                          CO            2.78        5,836,254
Consumer Electronics                                 CL            1.15        2,419,798
Distributors                                         DI            1.00        2,096,267
Diversified Commercial Services                      DE            2.43        5,105,758
Diversified Financial Services                       DF            0.72        1,515,218
Drug Retail                                          DR            0.98        2,065,303

SUMMARY OF INVESTMENTS BY INDUSTRY
  (CONTINUED)
                                                                   % OF
                                               INDUSTRY      NET ASSETS
INDUSTRY                                           CODE        AT VALUE            VALUE
------------------------------------------------------------------------------------------
EUROPEAN FUND (CONTINUED)
Electric Utilities                                   EU            0.97%  $    2,042,113
Electronic Equipment & Instruments                   EE            0.09          197,070
Employment Services                                  ES            1.35        2,826,670
Environmental Services                               EN            0.94        1,978,727
Food Distributors                                    FD            0.59        1,234,977
Gas Utilities                                        GU            1.38        2,886,684
Health Care Equipment                                HC            0.75        1,581,899
Health Care Supplies                                 HS            1.30        2,732,154
Hotels & Resorts                                     HO            0.42          886,289
Household Products                                   HP            0.93        1,956,376
Industrial Machinery                                 IM            0.59        1,245,850
Integrated Oil & Gas                                 IO            6.66       13,999,158
Integrated Telecommunication Services                IE            2.74        5,754,258
Internet Software & Services                         IS            0.37          775,286
Leisure Facilities                                   LF            1.30        2,739,440
Movies & Entertainment                               ME            1.35        2,829,030
Multi-Line Insurance                                 ML            5.01       10,526,631
Oil & Gas Equipment & Services                       OQ            1.36        2,847,390
Oil & Gas Exploration, Production & Transportation   OX            1.21        2,544,576
Packaged Foods & Meats                               PF            4.32        9,066,420
Personal Products                                    PE            0.82        1,712,823
Pharmaceuticals                                      PH           11.32       23,780,120
Publishing & Printing                                PU            1.25        2,621,360
Repurchase Agreements                                RA            0.81        1,696,000
Semiconductor Equipment                              SE            0.54        1,139,290
Semiconductors                                       SC            1.07        2,245,652
Telecommunications Equipment                         TE            4.35        9,142,296
Tobacco                                              TO            1.01        2,123,027
Water Utilities                                      WU            1.02        2,148,873
Wireless Telecommunication Services                  WT            5.86       12,316,436
Other Assets Less Liabilities                                     (0.56)      (1,177,148)
==========================================================================================
                                                                 100.00%    $210,040,686
==========================================================================================

INTERNATIONAL BLUE CHIP VALUE FUND
Aerospace & Defense                                  AE            2.32%    $  1,038,052
Application Software                                 AO            0.68          306,240
Automobile Manufacturers                             AM            1.65          739,602
Banks                                                BA           15.83        7,086,055
Brewers                                              BR            2.22          991,956
Building Products                                    BP            0.97          434,346
Consumer Electronics                                 CL            3.46        1,547,260
Consumer Finance                                     CF            0.94          421,655
Diversified Chemicals                                DC            2.38        1,064,688
Diversified Metals & Mining                          DM            0.67          297,755
Electric Utilities                                   EU            5.78        2,587,853
Electronic Equipment & Instruments                   EE            2.88        1,288,218
Fertilizers & Agricultural Chemicals                 FA            1.53          684,375
Food Retail                                          FR            2.33        1,044,725
General Merchandise Stores                           GM            1.32          590,236
Gold                                                 GO            0.67          301,400

SUMMARY OF INVESTMENTS BY INDUSTRY
  (CONTINUED)
                                                                   % OF
                                               INDUSTRY      NET ASSETS
INDUSTRY                                           CODE        AT VALUE            VALUE
------------------------------------------------------------------------------------------
INTERNATIONAL BLUE CHIP VALUE FUND (CONTINUED)
Household Products                                   HP            1.53%    $    685,658
Integrated Oil & Gas                                 IO           10.75        4,811,541
Integrated Telecommunication Services                IE            8.66        3,875,843
Leisure Products                                     LP            1.29          577,912
Multi-Line Insurance                                 ML            3.19        1,426,337
Office Electronics                                   OE            2.14          959,269
Oil & Gas Exploration, Production & Transportation   OX            1.03          463,050
Oil & Gas Refining & Marketing                       OR            1.23          551,865
Packaged Foods & Meats                               PF            7.52        3,366,606
Pharmaceuticals                                      PH            8.92        3,993,815
Photographic Products                                PT            2.16          965,635
Railroads                                            RR            1.17          523,794
Repurchase Agreements                                RA            3.37        1,507,000
Tires & Rubber                                       TR            1.85          828,643
Other Assets Less Liabilities                                     (0.44)        (198,455)
==========================================================================================
                                                                 100.00%   $  44,762,929
==========================================================================================

See Notes to Financial Statements

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
INVESCO GLOBAL & INTERNATIONAL FUNDS, INC.
OCTOBER 31, 2002

                                                                            INTERNATIONAL
                                                               EUROPEAN         BLUE CHIP
                                                                   FUND        VALUE FUND
------------------------------------------------------------------------------------------
ASSETS
Investment Securities:
   At Cost(a)                                            $  247,854,265     $  51,200,367
==========================================================================================
   At Value(a)                                           $  211,217,834     $  44,961,384
Cash                                                             56,278            63,848
Foreign Currency (Cost $70,785 and $24,415,
   respectively)                                                 71,136            24,513
Receivables:
   Investment Securities Sold                                   856,805           118,457
   Fund Shares Sold                                             646,989           104,137
   Dividends and Interest                                       203,602           101,379
   Foreign Tax Reclaim                                          270,408            56,050
Other Investments (Note 5)                                   13,301,175         1,446,000
Prepaid Expenses and Other Assets                                39,669            13,967
==========================================================================================
TOTAL ASSETS                                                226,663,896        46,889,735
==========================================================================================
LIABILITIES
Payables:
   Investment Securities Purchased                                    0            82,895
   Fund Shares Repurchased                                    3,176,904           575,232
   Securities Loaned                                         13,301,175         1,446,000
Depreciation on Forward Foreign Currency Contracts                7,938               662
Accrued Distribution Expenses
   Investor Class                                                38,160             8,862
   Class A                                                        1,526               509
   Class B                                                           59                75
   Class C                                                        5,011               888
   Class K                                                          254                --
Accrued Expenses and Other Payables                              92,183            11,683
==========================================================================================
TOTAL LIABILITIES                                            16,623,210         2,126,806
==========================================================================================
NET ASSETS AT VALUE                                      $  210,040,686     $  44,762,929
==========================================================================================
NET ASSETS
Paid-in Capital(b)                                       $  511,255,617     $  60,517,922
Accumulated Undistributed Net Investment Income (Loss)          (40,916)          118,278
Accumulated Undistributed Net Realized Loss on
   Investment Securities and Foreign Currency
   Transactions                                            (264,565,425)       (9,639,630)
Net Depreciation of Investment Securities
   and Foreign Currency Transactions                        (36,608,590)       (6,233,641)
==========================================================================================
NET ASSETS AT VALUE, Applicable to Shares Outstanding    $  210,040,686     $  44,762,929
==========================================================================================
NET ASSETS AT VALUE:
   Investor Class                                        $  185,225,245     $  40,620,110
==========================================================================================
   Class A                                               $   12,827,002     $   2,944,136
==========================================================================================
   Class B                                               $       73,411     $      84,060
==========================================================================================
   Class C                                               $   11,241,956     $   1,114,623
==========================================================================================
   Class K                                               $      673,072                --
==========================================================================================


STATEMENT OF ASSETS AND LIABILITIES
  (CONTINUED)
INVESCO GLOBAL & INTERNATIONAL FUNDS, INC.
OCTOBER 31, 2002

                                                                            INTERNATIONAL
                                                               EUROPEAN         BLUE CHIP
                                                                   FUND        VALUE FUND
                                                            (CONTINUED)       (CONTINUED)
------------------------------------------------------------------------------------------
Shares Outstanding
   Investor Class                                            24,182,809         5,525,532
   Class A                                                    1,729,784           402,526
   Class B                                                        9,619            11,494
   Class C                                                    1,563,132           155,634
   Class K                                                       88,890                --
==========================================================================================
NET ASSET VALUE PER SHARE:
   Investor Class, Offering and Redemption Price per Share   $     7.66        $     7.35
   Class A
      Redemption Price per Share                             $     7.42        $     7.31
      Offering Price per Share (Maximum sales charge
         of 5.50%)                                           $     7.85        $     7.74
   Class B, Offering and Redemption Price per Share          $     7.63        $     7.31
   Class C, Offering and Redemption Price per Share          $     7.19        $     7.16
   Class K, Offering and Redemption Price per Share          $     7.57                --
==========================================================================================

(a) Investment securities at cost and value at October 31, 2002 include repurchase agreements of $1,696,000 and $1,507,000 for European and International Blue Chip Value
    Funds, respectively.

(b) The INVESCO Global & International Funds, Inc. have 2 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 600 million have been allocated to European Fund and 400 million to International Blue Chip Value Fund: 200 million to European Fund - Investor Class, 100 million to each additional class of
    European Fund and 100 million to each class of International Blue Chip Value Fund.

See Notes to Financial Statements

STATEMENT OF OPERATIONS
INVESCO GLOBAL & INTERNATIONAL FUNDS, INC.
YEAR ENDED OCTOBER 31, 2002 (NOTE 1)

                                                                            INTERNATIONAL
                                                               EUROPEAN         BLUE CHIP
                                                                   FUND        VALUE FUND
------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                $    4,186,141     $   1,305,363
Interest                                                        134,719            28,681
Securities Loaned Income                                         88,218            12,455
   Foreign Taxes Withheld                                      (429,336)         (141,401)
==========================================================================================
   TOTAL INCOME                                               3,979,742         1,205,098
==========================================================================================
EXPENSES
Investment Advisory Fees                                      2,152,779           375,546
Distribution Expenses                                           761,020           133,711
Transfer Agent Fees                                           1,579,444           298,448
Administrative Services Fees                                    139,432            32,533
Custodian Fees and Expenses                                     313,210            43,537
Directors' Fees and Expenses                                     23,368            14,350
Interest Expenses                                                10,119               556
Professional Fees and Expenses                                   56,097            29,783
Registration Fees and Expenses - Investor Class                  39,215            18,468
Registration Fees and Expenses - Class C                             18                 0
Reports to Shareholders                                         175,829            55,300
Other Expenses                                                   58,576            11,227
==========================================================================================
   TOTAL EXPENSES                                             5,309,107         1,013,459
   Fees and Expenses Absorbed/Reimbursed by Investment
      Adviser                                                  (251,290)           (8,258)
   Fees and Expenses Paid Indirectly                             (1,480)             (364)
==========================================================================================
      NET EXPENSES                                            5,056,337         1,004,837
==========================================================================================
NET INVESTMENT INCOME (LOSS)                                 (1,076,595)          200,261
==========================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENT SECURITIES
Net Realized Gain (Loss) on:
   Investment Securities                                    (97,076,270)       (3,421,995)
   Foreign Currency Transactions                              2,258,176          (571,900)
==========================================================================================
      Total Net Realized Loss                               (94,818,094)       (3,993,895)
==========================================================================================
Change in Net Appreciation/Depreciation of:
   Investment Securities                                      3,219,615        (4,245,564)
   Foreign Currency Transactions                             23,532,911         2,802,202
==========================================================================================
      Total Change in Net Appreciation/Depreciation          26,752,526        (1,443,362)
==========================================================================================
NET LOSS ON INVESTMENT SECURITIES
   AND FOREIGN CURRENCY TRANSACTIONS                        (68,065,568)       (5,437,257)
==========================================================================================
NET DECREASE IN NET ASSETS FROM OPERATIONS               $  (69,142,163)    $  (5,236,996)
==========================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
EUROPEAN FUND

                                                                    YEAR ENDED OCTOBER 31
------------------------------------------------------------------------------------------
                                                                   2002              2001
                                                                (Note 1)          (Note 1)
OPERATIONS
Net Investment Loss                                      $   (1,076,595)    $  (2,255,354)
Net Realized Loss                                           (94,818,094)     (159,690,747)
Change in Net Appreciation/Depreciation                      26,752,526      (217,198,123)
==========================================================================================
NET DECREASE IN NET ASSETS FROM OPERATIONS                  (69,142,163)     (379,144,224)
==========================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
   Investor Class                                                     0       (59,716,226)
   Class C                                                            0          (170,116)
==========================================================================================
TOTAL DISTRIBUTIONS                                                   0       (59,886,342)
==========================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
   Investor Class                                           351,113,065       748,791,845
   Class A                                                   47,565,200               --
   Class B                                                       94,231                --
   Class C                                                  464,753,300       297,059,793
   Class K                                                    5,719,722           116,826
Reinvestment of Distributions
   Investor Class                                                     0        53,629,930
   Class C                                                            0           160,937
==========================================================================================
                                                            869,245,518     1,099,759,331
Amounts Paid for Repurchases of Shares
   Investor Class                                          (445,595,035)     (904,190,979)
   Class A                                                  (35,891,283)               --
   Class B                                                       (1,007)              --
   Class C                                                 (466,940,753)     (290,822,178)
   Class K                                                   (4,871,596)           (3,157)
==========================================================================================
                                                           (953,299,674)   (1,195,016,314)
NET DECREASE IN NET ASSETS
   FROM FUND SHARE TRANSACTIONS                             (84,054,156)      (95,256,983)
==========================================================================================
TOTAL DECREASE IN NET ASSETS                               (153,196,319)     (534,287,549)
NET ASSETS
Beginning of Period                                         363,237,005       897,524,554
==========================================================================================
End of Period (Including Accumulated
   Undistributed Net Investment Loss of
   ($40,916) and ($32,257), respectively)                $  210,040,686     $ 363,237,005
==========================================================================================

See Notes to Financial Statements


STATEMENT OF CHANGES IN NET ASSETS
  (CONTINUED)
INTERNATIONAL BLUE CHIP VALUE FUND

                                                                    YEAR ENDED OCTOBER 31
------------------------------------------------------------------------------------------
                                                                   2002              2001
                                                                (Note 1)
OPERATIONS
Net Investment Income                                    $      200,261     $      64,045
Net Realized Loss                                            (3,993,895)       (5,355,650)
Change in Net Appreciation/Depreciation                      (1,443,362)       (6,075,691)
==========================================================================================
NET DECREASE IN NET ASSETS FROM OPERATIONS                   (5,236,996)      (11,367,296)
==========================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
   Investor Class                                                     0        (5,019,412)
   Class C                                                            0           (62,022)
==========================================================================================
TOTAL DISTRIBUTIONS                                                   0        (5,081,434)
==========================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
   Investor Class                                            58,150,538       152,939,831
   Class A                                                   15,202,267                --
   Class B                                                      207,861                --
   Class C                                                   40,714,473        22,776,321
Reinvestment of Distributions
   Investor Class                                                     0         4,951,569
   Class C                                                            0            43,862
==========================================================================================
                                                            114,275,139       180,711,583
Amounts Paid for Repurchases of Shares
   Investor Class                                           (58,556,618)     (156,776,760)
   Class A                                                  (12,396,273)              --
   Class B                                                     (108,262)              --
   Class C                                                  (41,048,220)      (22,441,355)
==========================================================================================
                                                           (112,109,373)     (179,218,115)
NET INCREASE IN NET ASSETS
   FROM FUND SHARE TRANSACTIONS                               2,165,766         1,493,468
==========================================================================================
TOTAL DECREASE IN NET ASSETS                                 (3,071,230)      (14,955,262)
NET ASSETS
Beginning of Period                                          47,834,159        62,789,421
==========================================================================================
End of Period (Including Accumulated
   Undistributed Net Investment Income (Loss) of
   $118,278 and ($149,765), respectively)                $   44,762,929     $  47,834,159
==========================================================================================

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

INVESCO GLOBAL & INTERNATIONAL FUNDS, INC.

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Global & International Funds, Inc. (formerly INVESCO International Funds, Inc.) is incorporated in Maryland and presently consists of three separate Funds:
European Fund, Global Growth Fund and International Blue Chip Value Fund (individually the "Fund" and collectively, the "Funds"). Global Growth Fund is presented in a separate report to shareholders. On May 8, 2002, the board of directors of the Funds approved a name change to INVESCO Global & International Funds, Inc. The investment objectives of the Funds are: to seek capital appreciation through investments in designated geographical sectors for European Fund and to seek a high total return through capital appreciation and current income by investing in foreign companies for International Blue Chip Value Fund. INVESCO Global & International Funds, Inc. is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company.

At a special meeting held on July 28, 2002, shareholders of Global Growth Fund approved an Agreement and Plan of Conversion and Termination providing for the conversion of Global Growth Fund from a separate series of INVESCO Counselor Series Funds, Inc. to a newly-created separate series of INVESCO International Funds, Inc., effective November 1, 2002. Effective September 1, 2003, Global Growth Fund's fiscal year end will change from August 31 to October 31.

Effective April 1, 2002, European and International Blue Chip Value Funds began offering two additional classes of shares, referred to as Class A and Class B shares. Effective December 14, 2000, European Fund began offering an additional class of shares, referred to as Class K shares. Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. Class A shares are sold with a front-end sales charge ranging from 5.50% to 2.00% of the offering price on purchases of less than $1,000,000. Class B shares and Class C shares are subject to a contigent deferred sales charge paid by the redeeming shareholder. Class B shares convert to Class A shares after eight years along with a pro rata portion of its reinvested dividends and distributions. Certain prior year information has been restated to conform to current year presentation.

Effective April 1, 2002, the Investor Class shares are offered only to grandfathered investors who have established and maintained an account in any of the funds managed and distributed by INVESCO Funds Group, Inc. ("IFG") in Investor Class shares prior to April 1, 2002.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Foreign equity securities are valued at the closing price. The closing price is designated by the principal stock exchange in the country in which the securities are traded. In the event that closing prices are not available for foreign securities, a snapshot of prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time). Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

Domestic (U.S.) equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on the exchange where such securities are primarily traded. If last sales price is not available, securities are valued at the closing bid price for the regular trading day as obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

Investments in shares of investment companies are valued at the net asset value of the respective fund as calculated each day.

If market quotations or pricing service valuations are not readily available, or events or circumstances that may affect the value of portfolio securities are identified between the closing of their principal markets and the time that the net asset value per share is determined, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors. Restricted and illiquid securities are valued in accordance with procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by securities issued by the U.S. Government, its agencies or instrumentalities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount or amortized premium, is recorded on the accrual basis. Cost is determined on the specific identification basis. Discounts or premiums on debt securities purchased are amortized over the life of the respective security as adjustments to interest income. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements. Income and expenses on foreign securities are translated into U.S. dollars at rates of exchange prevailing when accrued. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired.

Each Fund may invest in securities issued by other INVESCO investment companies that invest in short-term debt securities and seek to maintain a net asset value of one dollar per share. During the year ended October 31, 2002, there were no such investments by the Funds.

The Fund may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such investments may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.

Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security which each Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers.

E. TAX INFORMATION -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States.

During the current fiscal year, the Fund adopted the revised AICPA Audit and Accounting Guide, AUDITS OF INVESTMENT COMPANIES, which requires disclosure of tax components. The tax components of the Fund at October 31, 2002 include:

                                                          COST OF             GROSS TAX             GROSS TAX               NET TAX
                                                  INVESTMENTS FOR            UNREALIZED            UNREALIZED          DEPRECIATION
FUND                                                 TAX PURPOSES          APPRECIATION          DEPRECIATION        ON INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------------
European Fund                                      $  252,527,749        $   13,976,794        $   55,286,709        $  (41,309,915)
International Blue Chip Value Fund                     53,732,327             2,789,943            11,560,886            (8,770,943)

                                                                                                  ACCUMULATED     CUMULATIVE EFFECT
                                                                          UNDISTRIBUTED          CAPITAL LOSS              OF OTHER
FUND                                                                    ORDINARY INCOME            CARRYOVERS    TIMING DIFFERENCES
------------------------------------------------------------------------------------------------------------------------------------
European Fund                                                            $            0        $ (259,891,941)       $      (13,075)
International Blue Chip Value Fund                                              118,149            (7,107,670)                5,471

The primary difference between book and tax appreciation/depreciation is wash sale loss deferrals. The net tax appreciation/depreciation on investments excludes the effect of foreign currency transactions.

Capital loss carryovers expire in the years 2006, 2009 and 2010. To the extent future capital gains and income are offset by capital loss carryovers and deferred post-October 31 losses, such gains and income will not be distributed to shareholders.

The cumulative effect of other timing differences includes deferred director's fees and foreign currency transactions.

F. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities. Any realized gain or loss incurred by the Fund upon the sale of securities is included in the Statement of Operations.

G. EXPENSES -- Each Fund or Class bears expenses incurred specifically on its behalf and, in addition, each Fund or Class bears a portion of general expenses, based on the relative net assets of each Fund or Class.

Under an agreement between each Fund and the Fund's Custodian, certain Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. IFG serves as the Funds' investment adviser. As compensation for its services to the Funds, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of each Fund's average net assets as follows:

                                                                AVERAGE NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
                                                              $500       $700         $1         $2         $4         $6
                            $0 TO      $0 TO    $350 TO    MILLION    MILLION    BILLION    BILLION    BILLION    BILLION      OVER
                             $350       $500       $700      TO $1      TO $2      TO $2      TO $4      TO $6      TO $8        $8
FUND                      MILLION    MILLION    MILLION    BILLION    BILLION    BILLION    BILLION    BILLION    BILLION   BILLION
------------------------------------------------------------------------------------------------------------------------------------
European Fund               0.75%         --      0.65%         --      0.55%         --      0.45%      0.40%     0.375%      0.35%
International Blue
   Chip Value Fund             --      0.75%         --      0.65%         --      0.55%      0.45%      0.40%     0.375%      0.35%

In accordance with a Sub-Advisory Agreement between IFG and INVESCO Asset Management Limited ("IAML"), an affiliate of IFG, investment decisions of European Fund are made by IAML. A separate Sub-Advisory Agreement between IFG and INVESCO Global Asset Management (N.A.) ("IGAM"), an affiliate of IFG, provides that investment decisions of International Blue Chip Value Fund are made by IGAM. Fees for such sub-advisory services are paid by IFG.

A plan of distribution pursuant to Rule 12b-1 of the Act provides for compensation of marketing and advertising expenditures to INVESCO Distributors, Inc. ("IDI" or the "Distributor"), a wholly owned subsidiary of IFG, of 0.25% of annual average net assets of Investor Class shares. A master distribution plan and agreement for Class A, Class B and Class C shares pursuant to Rule 12b-1 of the Act provides for compensation of certain promotional and other sales related costs to IDI. Class A shares of the Fund pay compensation to IDI at a rate of 0.35% of annual average net assets. During any period that Class A shares of the Fund are closed to new investors, the Fund will reduce this payment for Class A shares from 0.35% to 0.25% per annum. Class B and Class C shares of the Fund pay compensation to IDI at a rate of 1.00% of annual average net assets. Of these amounts, IDI may pay a service fee of 0.25% of the average net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the applicable class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose caps on the total sales charges, including asset-based sales charges, that may be paid by the respective class. A plan of distribution pursuant to Rule 12b-1 of the Act provides for financing the distribution and continuing personal shareholder servicing of Class K shares of 0.45% of annual average net assets. Any unreimbursed expenses IDI incurs with respect to Investor Class, Class A, Class C and Class K shares in any fiscal year can not be recovered in subsequent years. For the year/period ended October 31, 2002, amounts paid to the Distributor were as follows:

                                                              INVESTOR          CLASS          CLASS           CLASS          CLASS
FUND                                                             CLASS              A              B               C              K
------------------------------------------------------------------------------------------------------------------------------------
European Fund                                             $    740,682       $    771       $    257     $    52,971     $    3,553
International Blue Chip Value Fund                             124,494            191            283          10,670             --

If the Class B Plan is terminated, the board of directors may allow the Class B shares to continue payments of the asset-based sales charge to the Distributor for allowable unreimbursed expenses incurred for distributing shares before the Class B Plan was terminated. The Class B Plan allows for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods. Distribution fees related to the Distributor for the period ended October 31, 2002, for Class B were as follows:

                                                                                                 DISTRIBUTOR'S         DISTRIBUTOR'S
                                                                                                     AGGREGATE          UNREIMBURSED
                                                                                                  UNREIMBURSED         EXPENSES AS %
                                                                         AMOUNT RETAINED              EXPENSES         OF NET ASSETS
FUND                                                                      BY DISTRIBUTOR            UNDER PLAN              OF CLASS
------------------------------------------------------------------------------------------------------------------------------------
European Fund - Class B Plan                                                    $    284            $    1,484                 2.02%
International Blue Chip Value Fund - Class B Plan                                    359                 6,124                 7.29%

Distribution Expenses for each class as presented in the Statement of Operations for the year/period ended October 31, 2002 were as follows:

                                                               INVESTOR          CLASS          CLASS           CLASS         CLASS
FUND                                                              CLASS              A              B               C             K
------------------------------------------------------------------------------------------------------------------------------------
European Fund                                              $    702,108     $    2,297       $    317     $    52,495   $     3,803
International Blue Chip Value Fund                              121,906            699            359          10,747            --

IFG receives a transfer agent fee from each Class at an annual rate of $22.50 per shareholder account, or, where applicable, per participant in an omnibus account, per year. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month. Transfer agent fees for each class as presented in the Statement of Operations for the year/period ended October 31, 2002 were as follows:

                                                               INVESTOR          CLASS          CLASS           CLASS         CLASS
FUND                                                              CLASS             A               B               C             K
-----------------------------------------------------------------------------------------------------------------------------------
European  Fund                                           $    1,532,473       $    148        $    51     $    42,253    $    4,519
International Blue Chip Value Fund                              284,398            195            120          13,735            --

In accordance with an Administrative Services Agreement, each Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.045% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.

IFG has voluntarily agreed to absorb and assume certain fees and expenses incurred by European Fund and IFG and IGAM have agreed to absorb and assume certain fees and expenses incurred by International Blue Chip Value Fund. Effective June 1, 2002, IFG is entitled to reimbursement from a Fund share class that has fees and expenses voluntarily absorbed pursuant to this arrangement if such reimbursements do not cause a share class to exceed voluntary expense limitations and the reimbursement is made within three years after IFG incurred the expense. For the year/period ended October 31, 2002, total fees and expenses voluntarily absorbed were as follows:

                                                               INVESTOR          CLASS          CLASS           CLASS          CLASS
FUND                                                              CLASS              A              B               C              K
------------------------------------------------------------------------------------------------------------------------------------
European Fund                                              $    237,495     $        0      $       0      $   12,952   $        843
International Blue Chip Value Fund                                    0              0              0           8,258             --

As of the year/period ended October 31, 2002, the reimbursement that may potentially be made by the Funds to IFG and that will expire during the year ended October 31, 2005, are as follows:

                                                               INVESTOR          CLASS          CLASS           CLASS         CLASS
FUND                                                              CLASS              A              B               C             K
------------------------------------------------------------------------------------------------------------------------------------
European Fund                                              $    201,062         $    0        $     0      $    9,298      $    843
International Blue Chip Value Fund                                    0              0              0           3,254            --

A 2% redemption fee is retained by European Fund - Investor Class and International Blue Chip Value Fund - Investor Class to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee is imposed on redemptions or exchanges of shares held less than three months. The redemption fee is accounted for as an addition to Paid-in Capital by each Fund's Investor Class of shares. Total redemption fees received by European Fund
- Investor Class and International Blue Chip Value Fund - Investor Class for the year ended October 31, 2002 were $164,061 and $102,883, respectively.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the year ended October 31, 2002, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were as follows:

FUND                                                                                                  PURCHASES               SALES
------------------------------------------------------------------------------------------------------------------------------------
European Fund                                                                                  $    237,388,246    $    313,900,980
International Blue Chip Value Fund                                                                   22,155,294          21,197,908

There were no purchases or sales of U.S. Government securities.

NOTE 4 -- TRANSACTIONS WITH AFFILIATES. Certain of the Funds' officers and directors are also officers and directors of IFG, IDI, IAML or IGAM.

Each Fund has adopted an unfunded retirement plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement, as amended March 1, 2001. Effective November 8, 2002, the plan provides that a director, prior to retirement, may elect to convert amounts accrued under this plan into a new deferred retirement plan.

Pension expenses for the year ended October 31, 2002, included in Directors' Fees and Expenses in the Statement of Operations, and unfunded accrued pension costs and pension liability included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities were as follows:

                                                                                                     UNFUNDED
                                                                                PENSION               ACCRUED               PENSION
FUND                                                                           EXPENSES         PENSION COSTS             LIABILITY
------------------------------------------------------------------------------------------------------------------------------------
European Fund                                                                  $    316                $    0           $    52,515
International Blue Chip Value Fund                                                  417                     0                 9,033

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

NOTE 5 -- SECURITIES LOANED. The Funds have entered into a securities lending agreement with the custodian. Under the terms of the agreement, the Funds receive income, recorded monthly, after deduction of other amounts payable to the custodian or to the borrower from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Funds, against receipt of collateral at least equal in value to the value of securities loaned. Cash collateral is invested by the custodian in the INVESCO Treasurer's Series Money Market Reserve Fund or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. As of October 31, 2002, European and International Blue Chip Value Funds have on loan securities valued at $12,816,539 and $1,402,998, respectively. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. The securities loaned income is recorded in the Statement of Operations.

NOTE 6 -- INTERFUND BORROWING AND LENDING. Each Fund is party to an interfund lending agreement between each Fund and other INVESCO sponsored mutual funds, which permit it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing Fund's total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. The Funds may borrow up to 10% of its total net assets for temporary or emergency purposes. During the year ended October 31, 2002, European and International Blue Chip Value Funds borrowed cash at a weighted average rate ranging from 1.99% to 2.06%, and interest expenses amounted to $8,669 and $556, respectively.

NOTE 7 -- LINE OF CREDIT. Each Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the net assets at value of each respective Fund. Each Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. During the year ended October 31, 2002, there were no such borrowings for any Fund.

NOTE 8 -- CONTINGENT DEFERRED SALES CHARGE ("CDSC"). Class A shares may charge a 1.00% CDSC if a shareholder purchased $1,000,000 or more and redeemed these shares within 18 months from the date of purchase. Effective November 15, 2002, qualified plans investing in Class A shares may pay a 1% CDSC and Class K shares may pay a 0.70% CDSC if a shareholder redeemed these shares within 12 months from the date of purchase. A CDSC is charged by Class B shares on redemptions or exchanges of shares at a maximum of 5.00% beginning at the time of purchase to 0.00% at the beginning of the seventh year. A 1.00% CDSC is charged by Class C shares on redemptions or exchanges held thirteen months or less. Shares acquired through reinvestment of dividends or other distributions are not charged a CDSC fee. The CDSC fee may be reduced or certain sales charge exceptions may apply. The CDSC is paid by the redeeming shareholder and therefore it is not an expense of the Fund. For the year/period ended October 31, 2002, the Distributor received the following CDSC fees from Class A, Class B and Class C shareholders:

FUND                                                                            CLASS A               CLASS B               CLASS C
------------------------------------------------------------------------------------------------------------------------------------
European Fund                                                                    $    0                $    0            $    2,791
International Blue Chip Value Fund                                                    0                     0                 3,904

NOTE 9 -- SHARE INFORMATION. Changes in fund share transactions during the year/period ended October 31, 2002 and the year/period ended October 31, 2001 were as follows:

                                                                    EUROPEAN FUND                INTERNATIONAL BLUE CHIP VALUE FUND
                                                                YEAR ENDED OCTOBER 31                   YEAR ENDED OCTOBER 31
------------------------------------------------------------------------------------------------------------------------------------
                                                              2002                  2001                  2002                 2001
                                                           (Note 1)              (Note 1)              (Note 1)
Shares Sold
   Investor Class                                       37,516,059            54,933,642             6,990,083           16,454,542
   Class A                                               6,520,667                    --             2,113,666                   --
   Class B                                                   9,746                    --                26,062                   --
   Class C                                              54,499,792            23,720,944             4,961,956            2,468,779
   Class K                                                 603,756                11,159                    --                   --
Shares Issued from Reinvestment of Distributions
   Investor Class                                                0             3,199,877                     0              503,880
   Class C                                                       0                 9,689                     0                4,467
====================================================================================================================================
                                                        99,150,020            81,875,311            14,091,767           19,431,668
Shares Repurchased
   Investor Class                                      (46,751,700)          (66,282,846)           (7,163,885)         (16,790,881)
   Class A                                              (4,790,883)                   --            (1,711,140)                  --
   Class B                                                    (127)                   --               (14,568)                  --
   Class C                                             (53,821,367)          (22,966,663)           (4,964,120)          (2,412,545)
   Class K                                                (525,731)                 (294)                   --                   --
====================================================================================================================================
                                                      (105,889,808)          (89,249,803)          (13,853,713)         (19,203,426)
NET INCREASE (DECREASE) IN FUND SHARES                  (6,739,788)           (7,374,492)              283,054              228,242
====================================================================================================================================

NOTE 10 -- SUBSEQUENT EVENT. At a special meeting to be held on December 19, 2002, shareholders of the Global Growth Fund will vote on a Plan of Liquidation and Termination, providing for the liquidation of the Global Growth Fund as a separate series of the INVESCO Global & International Funds, Inc.

          ------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of INVESCO Global & International Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the statement of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of European Fund and International Blue Chip Value Fund (two of the portfolios of INVESCO Global & International Funds, Inc., (formerly INVESCO International Funds, Inc.), hereafter referred to as the "Fund") at October 31, 2002, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Denver, Colorado
December 2, 2002

FINANCIAL HIGHLIGHTS

EUROPEAN FUND -- INVESTOR CLASS
------------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                         YEAR ENDED OCTOBER 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                        2002         2001         2000         1999            1998
PER SHARE DATA
Net Asset Value -- Beginning of Period                            $    10.59   $    21.53   $    18.01   $    17.62       $   17.34
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(a)
Net Investment Income (Loss)(b)                                        (0.00)       (0.00)       (0.11)       (0.09)           0.04
Net Gains or (Losses) on Securities (Both
  Realized and Unrealized)                                             (2.93)       (9.47)        4.07         2.18            3.58
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                       (2.93)       (9.47)        3.96         2.09            3.62
====================================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                                        0.00         1.47         0.44         1.70            3.34
====================================================================================================================================
Net Asset Value -- End of Period                                  $     7.66   $    10.59   $    21.53   $    18.01      $    17.62
====================================================================================================================================

TOTAL RETURN                                                         (27.74%)     (46.45%)      22.08%       12.64%          24.92%

RATIOS
Net Assets -- End of Period ($000 Omitted)                        $  185,225   $  354,045   $  894,943   $  546,257      $  672,146
Ratio of Expenses to Average Net Assets(c)(d)                          1.74%        1.54%        1.33%        1.56%           1.34%
Ratio of Net Investment Income (Loss) to Average Net Assets(d)        (0.36%)      (0.37%)      (0.42%)      (0.48%)          0.24%
Portfolio Turnover Rate                                                  86%          89%          84%          90%            102%

(a) The per share information was computed based on average shares for the years ended October 31, 2000 and 1999.

(b) Net Investment Loss aggregated less than $0.01 on a per share basis for the years ended October 31, 2002 and 2001.

(c) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by the Investment Adviser, if applicable,  which is before any expense offset arrangements (which may include custodian and transfer agent fees).

(d) Various  expenses of the Class were  voluntarily  absorbed by IFG for the year ended  October 31, 2002. If such expenses had not been  voluntarily  absorbed,  ratio of expenses to average net assets would have been 1.82% and ratio of net investment  loss to average net assets would have been (0.44%).

FINANCIAL HIGHLIGHTS

EUROPEAN FUND -- CLASS A & CLASS B
------------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                            CLASS A                    CLASS B

                                                                                             PERIOD                     PERIOD
                                                                                              ENDED                      ENDED
                                                                                         OCTOBER 31                 OCTOBER 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                               2002(a)                    2002(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period                                                      $    10.77              $   10.77
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Income (Loss)                                                                      0.04                  (0.04)
Net Losses on Securities (Both Realized and Unrealized)                                          (3.39)                 (3.10)
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                                                 (3.35)                 (3.14)
====================================================================================================================================
Net Asset Value -- End of Period                                                            $     7.42              $    7.63
====================================================================================================================================

TOTAL RETURN(c)                                                                                (31.20%)(d)            (29.16%)(d)

RATIOS
Net Assets -- End of Period ($000 Omitted)                                                   $  12,827              $     73
Ratio of Expenses to Average Net Assets(e)                                                       1.35%(f)              2.39%(f)
Ratio of Net Investment Income (Loss) to Average Net Assets                                      0.03%(f)             (0.94%)(f)
Portfolio Turnover Rate                                                                            86%(g)                86%(g)

(a) From April 1, 2002, since inception of Class, to October 31, 2002.

(b) The per share information for Class B was computed based on average shares.

(c) The applicable sales charges for Class A or CDSC fees for Class B are not included in the Total Return calculation.

(d) Based on operations for the period shown and, accordingly, is not representative of a full year.

(e) Ratio is based on Total Expenses of the Class,  which is before any expense  offset  arrangements  (which may include  custodian fees).

(f) Annualized

(g) Portfolio Turnover is calculated at the Fund level. Represents the year ended October 31, 2002.

FINANCIAL HIGHLIGHTS

EUROPEAN FUND -- CLASS C
------------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                                        PERIOD
                                                                                                                         ENDED
                                                                                  YEAR ENDED OCTOBER 31             OCTOBER 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                2002                  2001                2000(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period                                    $    10.26            $    21.38            $    28.72
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss(c)                                                         (0.00)                (0.12)                (0.04)
Net Losses on Securities (Both Realized and Unrealized)                        (3.07)                (9.53)                (7.30)
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                               (3.07)                (9.65)                (7.34)
====================================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                                                0.00                  1.47                  0.00
====================================================================================================================================
Net Asset Value -- End of Period                                           $    7.19            $    10.26            $    21.38
====================================================================================================================================

TOTAL RETURN(d)                                                              (29.92%)              (47.76%)              (25.56%)(e)

RATIOS
Net Assets -- End of Period ($000 Omitted)                                 $  11,242            $    9,077            $    2,582
Ratio of Expenses to Average Net Assets(f)(g)                                  2.64%                 2.75%                 2.08%(h)
Ratio of Net Investment Loss to Average Net Assets(g)                         (1.34%)               (1.27%)               (0.88%)(h)
Portfolio Turnover Rate                                                          86%                   89%                   84%(i)

(a) From February 15, 2000, since inception of Class, to October 31, 2000.

(b) The per share information was computed based on average shares for the year ended October 31, 2001.

(c) Net Investment Loss aggregated less than $0.01 on a per share basis for the year ended October 31, 2002.

(d) The applicable CDSC fees are not included in the Total Return calculation.

(e) Based on operations for the period shown and, accordingly, is not representative of a full year.

(f) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by the Investment Adviser, if applicable,  which is before any expense offset arrangements (which may include custodian fees).

(g) Various  expenses of the Class were  voluntarily  absorbed by IFG for the year ended  October 31, 2002. If such expenses had not been  voluntarily  absorbed,  ratio of expenses to average net assets would have been 2.89% and ratio of net investment  loss to average net assets would have been (1.59%).

(h) Annualized

(i) Portfolio Turnover is calculated at the Fund level. Represents the year ended October 31, 2000.

FINANCIAL HIGHLIGHTS

EUROPEAN FUND -- CLASS K
------------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                               YEAR                     PERIOD
                                                                                              ENDED                      ENDED
                                                                                         OCTOBER 31                 OCTOBER 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                               2002                       2001(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period                                                   $    10.52                 $    17.88
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss(c)                                                                        (0.08)                     (0.00)
Net Losses on Securities (Both Realized and Unrealized)                                       (2.87)                     (7.36)
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                                              (2.95)                     (7.36)
====================================================================================================================================
Net Asset Value -- End of Period                                                          $    7.57                 $    10.52
====================================================================================================================================

TOTAL RETURN                                                                                (28.04%)                   (41.16%)(d)

RATIOS
Net Assets -- End of Period ($000 Omitted)                                                $     673                  $     114
Ratio of Expenses to Average Net Assets(e)(f)                                                 2.12%                      2.20%(g)
Ratio of Net Investment Loss to Average Net Assets(f)                                        (0.70%)                    (0.58%)(g)
Portfolio Turnover Rate                                                                         86%                        89%(h)

(a) From December 14, 2000, since inception of Class, to October 31, 2001.

(b) The per share information was computed based on average shares for the period ended October 31, 2001.

(c) Net Investment Loss aggregated less than $0.01 on a per share basis for the period ended October 31, 2001.

(d) Based on operations for the period shown and, accordingly, is not representative of a full year.

(e) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser,  which is before any expense offset arrangements (which may include custodian fees).

(f) Various expenses of the Class were voluntarily  absorbed by IFG for the year ended October 31, 2002 and the period ended October
    31, 2001. If such expenses had not been voluntarily absorbed,  ratio of expenses to average net assets would have been 2.22% and
    56.83% (annualized),  respectively,  and ratio of net investment loss to average net assets would have been (0.80%) and (55.21%)
    (annualized), respectively.

(g) Annualized

(h) Portfolio Turnover is calculated at the Fund level. Represents the year ended October 31, 2001.

FINANCIAL HIGHLIGHTS

INTERNATIONAL BLUE CHIP VALUE FUND -- INVESTOR CLASS
------------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                                           PERIOD
                                                                                                                            ENDED
                                                                                 YEAR ENDED OCTOBER 31                 OCTOBER 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                      2002         2001         2000         1999            1998(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period                           $    8.17   $    11.16   $    11.23   $    10.02      $    10.00
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)(b)                                       0.05         0.03        (0.01)        0.02           0.00
Net Gains or (Losses) on Securities (Both Realized
  and Unrealized)                                                    (0.87)       (2.07)        0.27         1.21           0.02
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                     (0.82)       (2.04)        0.26         1.23           0.02
====================================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                                      0.00         0.95         0.33         0.02           0.00
====================================================================================================================================
Net Asset Value -- End of Period                                 $    7.35   $     8.17    $   11.16   $    11.23      $   10.02
====================================================================================================================================

TOTAL RETURN                                                       (10.04%)     (19.74%)       2.66%       11.77%          0.20%(c)

RATIOS
Net Assets -- End of Period ($000 Omitted)                       $  40,620   $   46,562    $  61,708   $   51,710      $   6,287
Ratio of Expenses to Average Net Assets(d)(e)                        1.99%        1.89%        2.04%        2.09%          0.90%(f)
Ratio of Net Investment Income (Loss) to Average Net Assets(e)       0.42%        0.12%       (0.37%)       0.30%          6.16%(f)
Portfolio Turnover Rate                                                44%          54%          59%         112%             0%(c)

(a) From October 28, 1998, commencement of investment operations, to October 31, 1998.

(b) Net Investment Income aggregated less than $0.01 on a per share basis for the period ended October 31, 1998.

(c) Based on operations for the period shown and, accordingly, is not representative of a full year.

(d) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable,  which is before any expense offset arrangements (which may include custodian fees).

(e) Various  expenses of the Class were  voluntarily  absorbed by IFG and IGAM for the year ended October 31, 1999. If such expenses had not been  voluntarily  absorbed,  ratio of expenses to average net assets would have been 2.56% and ratio of net  investment loss to average net assets would have been (0.17%).

(f) Annualized

FINANCIAL HIGHLIGHTS

INTERNATIONAL BLUE CHIP VALUE FUND -- CLASS A & CLASS B
------------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                            CLASS A                    CLASS B

                                                                                             PERIOD                     PERIOD
                                                                                              ENDED                      ENDED
                                                                                         OCTOBER 31                 OCTOBER 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                               2002(a)                    2002(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period                                                    $    8.96                  $    8.96
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Income (Loss)                                                                   0.01                      (0.01)
Net Losses on Securities (Both Realized and Unrealized)                                       (1.66)                     (1.64)
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                                              (1.65)                     (1.65)
====================================================================================================================================
Net Asset Value -- End of Period                                                          $    7.31                  $    7.31
====================================================================================================================================

TOTAL RETURN(c)                                                                             (18.42%)(d)                (18.42%)(d)

RATIOS
Net Assets -- End of Period ($000 Omitted)                                                $   2,944                  $     84
Ratio of Expenses to Average Net Assets(e)                                                    1.48%(f)                  2.60%(f)
Ratio of Net Investment Income (Loss) to Average Net Assets                                   0.47%(f)                 (0.14%)(f)
Portfolio Turnover Rate                                                                         44%(g)                    44%(g)

(a) From April 1, 2002, since inception of Class, to October 31, 2002.

(b) The per share information for Class B was computed based on average shares.

(c) The applicable sales charges for Class A or CDSC fees for Class B are not included in the Total Return calculation.

(d) Based on operations for the period shown and, accordingly, is not representative of a full year.

(e) Ratio is based on Total Expenses of the Class,  which is before any expense  offset  arrangements  (which may include  custodian fees).

(f) Annualized

(g) Portfolio Turnover is calculated at the Fund level. Represents the year ended October 31, 2002.

INTERNATIONAL BLUE CHIP VALUE FUND -- CLASS C
------------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                                          PERIOD
                                                                                                                           ENDED
                                                                                  YEAR ENDED OCTOBER 31               OCTOBER 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                2002                  2001                  2000(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period                                     $    8.06            $    11.14            $    12.06
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                                            (0.02)                (0.02)                (0.04)
Net Losses on Securities (Both Realized and Unrealized)                        (0.88)                (2.12)                (0.88)
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                               (0.90)                (2.14)                (0.92)
====================================================================================================================================
Less Dividends and Distributions                                                0.00                  0.94                  0.00
====================================================================================================================================
Net Asset Value -- End of Period                                           $    7.16            $     8.06            $    11.14
====================================================================================================================================

TOTAL RETURN(c)                                                              (11.17%)              (20.75%)               (7.63%)(d)

RATIOS
Net Assets -- End of Period ($000 Omitted)                                 $   1,115            $    1,272            $    1,082
Ratio of Expenses to Average Net Assets(e)(f)                                  2.75%                 2.76%                 2.47%(g)
Ratio of Net Investment Loss to Average Net Assets(f)                         (0.43%)               (0.62%)               (0.56%)(g)
Portfolio Turnover Rate                                                          44%                   54%                   59%(h)

(a) From February 15, 2000, since inception of Class, to October 31, 2000.

(b) The per share information was computed based on average shares for the period ended October 31, 2000.

(c) The applicable CDSC fees are not included in the Total Return calculation.

(d) Based on operations for the period shown and, accordingly, is not representative of a full year.

(e) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable,  which is before any expense offset arrangements (which may include custodian fees).

(f) Various expenses of the Class were  voluntarily  absorbed by IFG and IGAM for the years ended October 31, 2002 and 2001. If such expenses  had not been  voluntarily  absorbed,  ratio of  expenses  to  average  net  assets  would  have been  3.52% and 3.02%, respectively, and ratio of net investment loss to average net assets would have been (1.20%) and (0.88%), respectively.

(g) Annualized

(h) Portfolio Turnover is calculated at the Fund level. Represents the year ended October 31, 2000.

OTHER INFORMATION

UNAUDITED

The table below provides information about each of the Independent and Interested Directors. Their affiliations represent their principal occupations.

                                                                                      NUMBER OF
                                                                                       FUNDS IN
                         POSITION(S) HELD WITH                                             FUND
                              COMPANY, TERM OF                                          COMPLEX                                OTHER
                             OFFICE AND LENGTH             PRINCIPAL OCCUPATION(S)  OVERSEEN BY                        DIRECTORSHIPS
NAME, ADDRESS AND AGE          OF TIME SERVED*             DURING PAST FIVE YEARS*     DIRECTOR                     HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS

Fred A. Deering               Vice Chairman of           Formerly, Chairman of the           49
1551 Larimer Street, #1701           the Board             Executive Committee and
Denver, Colorado                                          Chairman of the Board of
                                                           Security Life of Denver
Age: 74                                                      Insurance Company and
                                                          Director of ING American
                                                              Holdings Company and
                                                          First ING Life Insurance
                                                              Company of New York.
                                                              Formerly, Trustee of
                                                             INVESCO Global Health
                                                                    Sciences Fund.

Victor L. Andrews, Ph.D.      Director                         Professor Emeritus,           49                      Director of The
34 Seawatch Drive                                            Chairman Emeritus and                             Sheffield Funds, Inc.
Savannah, Georgia                                          Chairman and CFO of the
                                                                 Roundtable of the
Age: 72                                                   Department of Finance of
                                                         Georgia State University;
                                                             and President Andrews
                                                             Financial Associates,
                                                           Inc. (consulting firm).
                                                           Formerly, member of the
                                                          faculties of the Harvard
                                                          Business School; and the
                                                                   Sloan School of
                                                                Management of MIT.

Bob R. Baker                  Director                         Consultant (2000 to           49
37 Castle Pines Dr. N.                                         Present). Formerly,
Castle Rock, Colorado                                          President and Chief
                                                           Executive Officer (1988
Age: 66                                                     to 2000) of AMC Cancer
                                                          Research Center, Denver,
                                                                  Colorado; (until
                                                          Mid-December 1988), Vice
                                                          Chairman of the Board of
                                                          First Columbia Financial
                                                           Corporation, Englewood,
                                                           Colorado; and formerly,
                                                         Chairman of the Board and
                                                           Chief Executive Officer
                                                                 of First Columbia
                                                            Financial Corporation.

Lawrence H. Budner            Director                           Trust Consultant.           49
7608 Glen Albens Circle                                      Formerly, Senior Vice
Dallas, Texas                                                 President and Senior
                                                                  Trust Officer of
Age: 72                                                           InterFirst Bank,
                                                                    Dallas, Texas.


OTHER INFORMATION

                                                                                      NUMBER OF
                                                                                       FUNDS IN
                         POSITION(S) HELD WITH                                             FUND
                              COMPANY, TERM OF                                          COMPLEX                                OTHER
                             OFFICE AND LENGTH             PRINCIPAL OCCUPATION(S)  OVERSEEN BY                        DIRECTORSHIPS
NAME, ADDRESS AND AGE          OF TIME SERVED*             DURING PAST FIVE YEARS*     DIRECTOR                     HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
James T. Bunch                Director                    Principal and Founder of           49
3600 Republic Plaza           (since 2000)                  Green, Manning & Bunch
370 Seventeenth Street                                      Ltd., Denver, Colorado
Denver, Colorado                                                (1988 to Present);
                                                         Director and Secretary of
Age: 59                                                     Green, Manning & Bunch
                                                            Securities, Inc. since
                                                          September 1993; Director
                                                             and Vice President of
                                                          Western Golf Association
                                                                and Evans Scholars
                                                          Foundation; and Director
                                                             of United States Golf
                                                            Association. Formerly,
                                                               General Counsel and
                                                           Director of Boettcher &
                                                                  Company, Denver,
                                                           Colorado; and formerly,
                                                             Chairman and Managing
                                                         Partner of Davis Graham &
                                                         Stubbs, Denver, Colorado.

Gerald J. Lewis               Director                         Chairman of Lawsuit           49         Director of General Chemical
701 "B" Street                (since 2000)                Resolution Services, San                         Group, Inc., Hampdon, New
Suite 2100                                                 Diego, California (1987                      Hampshire (1996 to Present).
San Diego, California                                       to Present). Formerly,                          Director of Wheelabrator
                                                          Associate Justice of the                        Technologies, Inc., Fisher
Age: 69                                                        California Court of                          Scientific, Inc., Henley
                                                          Appeals; and of Counsel,                          Manufacturing, Inc., and
                                                             Latham & Watkins, San                    California Coastal Properties,
                                                           Diego, California (1987                                              Inc.
                                                                         to 1997).

John W. McIntyre              Director                         Retired. Trustee of           49
Piedmont Center Suite 100                                Gables Residential Trust.
Atlanta, Georgia                                           Trustee and Chairman of
                                                          the J.M. Tull Charitable
Age: 72                                                    Foundation; Director of
                                                          Kaiser Foundation Health
                                                            Plans of Georgia, Inc.
                                                           Formerly, Vice Chairman
                                                         of the Board of Directors
                                                               of The Citizens and
                                                          Southern Corporation and
                                                         Chairman of the Board and
                                                           Chief Executive Officer
                                                               of The Citizens and
                                                                  Southern Georgia
                                                               Corporation and The
                                                             Citizens and Southern
                                                          National Bank. Formerly,
                                                         Trustee of INVESCO Global
                                                          Health Sciences Fund and
                                                             Trustee of Employee's
                                                              Retirement System of
                                                                    Georgia, Emory
                                                                       University.

Larry Soll, Ph. D.            Director                          Retired. Formerly,           49           Director of Synergen since
2358 Sunshine Canyon Dr.      (since 1997)                   Chairman of the Board                            incorporation in 1982;
Boulder, Colorado                                            (1987 to 1994), Chief                                  Director of Isis
                                                           Executive Officer (1982                             Pharmaceuticals, Inc.
Age: 60                                                  to 1989 and 1993 to 1994)
                                                            and President (1982 to
                                                           1989) of Synergen Inc.;
                                                          and formerly, Trustee of
                                                             INVESCO Global Health
                                                                    Sciences Fund.

                                                                                      NUMBER OF
                                                                                       FUNDS IN
                         POSITION(S) HELD WITH                                             FUND
                              COMPANY, TERM OF                                          COMPLEX                                OTHER
                             OFFICE AND LENGTH             PRINCIPAL OCCUPATION(S)  OVERSEEN BY                        DIRECTORSHIPS
NAME, ADDRESS AND AGE          OF TIME SERVED*             DURING PAST FIVE YEARS*     DIRECTOR                     HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS AND OFFICERS

These  directors are "interested  persons" of IFG as defined in the Act, and they are interested  persons by virtue of the fact that he/she is an officer or director of IFG, IDI or an affiliate of IFG.

Mark H. Williamson            President (1998-Present);   Chief Executive Officer,           49             Chairman of the Board of
4350 South Monaco Street      Chief Executive                     Managed Products                     INVESCO Funds Group, Inc. and
Denver, Colorado              Officer (1998-Present);       Division, AMVESCAP PLC                        INVESCO Distributors, Inc.
                              and Chairman of             (2001 to Present); Chief
Age:  51                      the Board (since 1999)     Executive Officer INVESCO
                                                            Funds Group, Inc.; and
                                                           Chief Executive Officer
                                                          of INVESCO Distributors,
                                                          Inc. Formerly, President
                                                           of INVESCO Funds Group,
                                                         Inc., formerly, President
                                                          of INVESCO Distributors,
                                                             Inc., formerly, Chief
                                                             Operating Officer and
                                                          Chairman of the Board of
                                                             INVESCO Global Health
                                                          Sciences Fund; formerly,
                                                                Chairman and Chief
                                                              Executive Officer of
                                                             NationsBanc Advisors,
                                                               Inc., and formerly,
                                                           Chairman of NationsBanc
                                                                 Investments, Inc.

Raymond R. Cunningham         Vice President                   President and Chief           49            Director of INVESCO Funds
4350 South Monaco Street      and Director                    Operating Officer of                           Group, Inc. and INVESCO
Denver, Colorado              (since 2001)                    INVESCO Funds Group,                                Distributors, Inc.
                                                                Inc.; President of
Age: 51                                                      INVESCO Distributors,
                                                             Inc. Formerly, Senior
                                                         Vice President of INVESCO
                                                            Funds Group, Inc., and
                                                             formerly, Senior Vice
                                                          President of GT Global -
                                                            North America (1992 to
                                                                            1998).

Richard W. Healey             Director                    Senior Vice President of           45            Director of INVESCO Funds
4350 South Monaco Street      (since 2000)                    INVESCO Funds Group,                           Group, Inc. and INVESCO
Denver, Colorado                                                 Inc.; Senior Vice                                Distributors, Inc.
                                                              President of INVESCO
Age: 48                                                         Distributors, Inc.
                                                             Formerly, Senior Vice
                                                          President of GT Global -
                                                            North America (1996 to
                                                              1998) and The Boston
                                                           Company (1993 to 1996).

OTHER INFORMATION

                                                                                      NUMBER OF
                                                                                       FUNDS IN
                         POSITION(S) HELD WITH                                             FUND
                              COMPANY, TERM OF                                          COMPLEX                                OTHER
                             OFFICE AND LENGTH             PRINCIPAL OCCUPATION(S)  OVERSEEN BY                        DIRECTORSHIPS
NAME, ADDRESS AND AGE          OF TIME SERVED*             DURING PAST FIVE YEARS*     DIRECTOR                     HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Glen A. Payne                 Secretary                     Senior Vice President,
4350 South Monaco Street                                       General Counsel and
Denver, Colorado                                              Secretary of INVESCO
                                                         Funds Group, Inc.; Senior
Age: 55                                                  Vice President, Secretary
                                                            and General Counsel of
                                                             INVESCO Distributors,
                                                          Inc. Formerly, Secretary
                                                          of INVESCO Global Health
                                                            Sciences Fund; General
                                                          Counsel of INVESCO Trust
                                                           Company (1989 to 1998);
                                                            and employee of a U.S.
                                                                regulatory agency,
                                                         Washington, D.C. (1973 to
                                                                            1989).

Ronald L. Grooms              Chief Accounting           Senior Vice President and                         Director of INVESCO Funds
4350 South Monaco Street      Officer, Chief                  Treasurer of INVESCO                           Group, Inc. and INVESCO
Denver, Colorado              Financial Officer             Funds Group, Inc.; and                                Distributors, Inc.
                              and Treasurer              Senior Vice President and
Age: 56                                                       Treasurer of INVESCO
                                                                Distributors, Inc.
                                                           Formerly, Treasurer and
                                                           Principal Financial and
                                                             Accounting Officer of
                                                             INVESCO Global Health
                                                         Sciences Fund; and Senior
                                                                Vice President and
                                                              Treasurer of INVESCO
                                                            Trust Company (1988 to
                                                                            1998).

William J. Galvin, Jr.        Assistant Secretary        Senior Vice President and                         Director of INVESCO Funds
4350 South Monaco Street                                    Assistant Secretary of                           Group, Inc. and INVESCO
Denver, Colorado                                              INVESCO Funds Group,                                Distributors, Inc.
                                                             Inc.; and Senior Vice
Age: 46                                                    President and Assistant
                                                              Secretary of INVESCO
                                                                Distributors, Inc.
                                                           Formerly, Trust Officer
                                                          of INVESCO Trust Company
                                                                   (1995 to 1998).

Pamela J. Piro                Assistant Treasurer               Vice President and
4350 South Monaco Street                                    Assistant Treasurer of
Denver, Colorado                                              INVESCO Funds Group,
                                                               Inc.; and Assistant
Age: 42                                                       Treasurer of INVESCO
                                                                Distributors, Inc.
                                                          Formerly, Assistant Vice
                                                         President (1996 to 1997).

Tane T. Tyler                 Assistant Secretary               Vice President and
4350 South Monaco Street      (since 2002)               Assistant General Counsel
Denver, Colorado                                           of INVESCO Funds Group,
                                                                              Inc.
Age: 37


* Except as otherwise indicated, each individual has held the position(s) shown for at least the last five years.

The Statement of Additional Information ("SAI") includes additional information about Fund directors and is available, without charge, upon request. To obtain a free copy of the current SAI, call 1-800-525-8085.

[INVESCO ICON] INVESCO(R)


1-800-525-8085
Personal Account Line: 1-800-424-8085
advisor services: 1-800-6-INVESCO
invescofunds.com

INVESCO Distributors, Inc., (SM) Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

This information must be preceded or accompanied by a current prospectus.

AINT 900404 12/02